UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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SEI INSTITUTIONAL MANAGED TRUST SEI INSTITUTIONAL INTERNATIONAL TRUST SEI INSTITUTIONAL INVESTMENTS TRUST SEI TAX EXEMPT TRUST SEI DAILY INCOME TRUST SEI ASSET ALLOCATION TRUST
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SEI FUNDS

One Freedom Valley Drive
Oaks, PA 19456

October 27, 2015

Dear Shareholder:

A special meeting of shareholders for certain funds within the SEI Funds complex has been scheduled for January 15, 2016.

There are two proposals scheduled to be voted at the shareholder meeting. First, shareholders are being asked to elect Trustees for the funds. There are eight nominees, one of whom is a new trustee and seven of whom are existing trustees. Second, certain funds are proposing an amendment to their governing documents that would reduce the quorum requirement for shareholder meetings, which means reducing the number of shareholders that must be present in person or by proxy in order to hold a shareholder meeting. This proposal is intended to reduce the cost to the funds of holding a shareholder meeting, which can be significant. If approved, the quorum requirement would be reduced from a majority to one-third of shareholders. This second proposal will not apply to all shareholders receiving this proxy statement. Your proxy card will indicate whether you are being asked to vote for both proposals, or only for the election of trustees.

The Board of Trustees, including the independent trustees, recommends the election of the nominees, and recommends approval of the proposal to reduce quorum for shareholder meetings.

Although you may join us at the meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR FAILURE TO VOTE WILL INCREASE COSTS TO THE FUNDS BECAUSE THE FUNDS WILL BE REQUIRED TO PAY MORE FOR PROXY SOLICITORS TO CONTACT SHAREHOLDERS IN AN EFFORT TO OBTAIN A QUORUM FOR THE MEETING.

Your proxy card shows the proposal(s) on which you are being asked to vote. Please refer to the enclosed proxy card for details on how to vote by telephone or on the internet. If you are unable to vote by telephone or on the internet, you may also mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

Thank you for your attention and consideration of these important proposals and for your investment in the SEI Funds. If you need additional information, please call shareholder services at 1-800-DIAL-SEI.

Sincerely,

/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

IMPORTANT INFORMATION REGARDING THE SHAREHOLDER MEETING

While we encourage you to read the full text of the enclosed Proxy Statement, below is a brief overview of the matters affecting you as a shareholder of one or more series of SEI Institutional Managed Trust ("SIMT"), SEI Institutional International Trust ("SIT"), SEI Institutional Investments Trust ("SIIT"), SEI Tax Exempt Trust ("STET"), SEI Daily Income Trust ("SDIT") and SEI Asset Allocation Trust ("SAAT") (collectively, the "Trusts").

Shareholders of the funds that are series of the Trusts (each, a "Fund" and, collectively, the "Funds") are being asked to consider one or both of the following proposals. Proposal 2 will only apply to shareholders of Funds within SIMT, SIT, STET and SDIT. Proposal 2 will not apply to shareholders of Funds within SIIT or SAAT.

Proposal 1:  To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a "Nominee" and collectively, the "Nominees") to the Board of Trustees of the Trusts.

Proposal 2:  To amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

Q & A: QUESTIONS AND ANSWERS

Q.  Why did you send me this booklet?

A.  You are receiving these proxy materials — a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card — because you have the right to vote on these important proposals concerning your investment in the Funds.

Q.  Why am I being asked to elect Trustees?

A.  The reasons behind Proposal 1 arise from legal requirements that apply to mutual funds, such as the Funds. Vacancies on a trust's board may be filled by appointment of a trustee (without a shareholder vote) if immediately after such appointment, more than two-thirds of the trustees have been elected by shareholders. Five of the seven current Trustees were elected by shareholders. The other two current Trustees were appointed by the Board to fill vacancies (including vacancies resulting from an increase in the number of trustees on the board). Therefore, more than two-thirds of the current Trustees were elected by shareholders.

The Board recently determined that increasing the size of the Board would be in the best interests of the Funds and their shareholders. However, the Board is unable to simply appoint a new Trustee to the Board to fill the vacancy created by this increase in size because immediately after such appointment, less than two-thirds of the Trustees (five out of eight) would have been elected by shareholders. Therefore, shareholder approval is required to add the new Trustee to fill the vacancy created by the increase in the size of the Board.

Q.  How was the nomination of the new Trustee determined?

A.  The Board's Governance Committee is composed entirely of Independent Trustees and is tasked with, among other things, periodically reviewing the composition of the Board (including its size and the balance of its members' skills, experience and background), selecting and nominating candidates to serve as Independent Trustees, and evaluating the qualifications for membership of candidates. After considering a number of candidates, the Board's Governance Committee has unanimously voted to recommend Ms. Susan C. Cote as a Nominee for Independent Trustee based on, among other things, her educational background, business and professional experience, knowledge of financial services and investment management, and industry reputation. Based in part on the recommendation of the Governance Committee, the full Board has also unanimously voted to recommend that Fund shareholders vote to elect the Nominees.

Q.  Why do current Trustees have to be elected?

A.  Alongside the election of Ms. Cote as a new Trustee, shareholders are being asked to elect the full slate of current Trustees to the Board of the Trusts.  Given that the Trusts will already be incurring the costs of a proxy statement to elect Ms. Cote, the Board recommends that shareholders also elect (or re-elect, as the case may be) all of the current Trustees to the Board to reduce future Fund expenses by effectively extending the period of time until another shareholder proxy to elect trustees will be required. In other words, by electing the current Trustees at this time, the Funds will have more flexibility to fill a future vacancy on the Board (including any vacancy occurring as a result of an increase in the size of the Board) without having to incur the cost and time of a shareholder proxy.

Q.  What will happen if the current Trustees are not elected?

A.  The current Trustees will remain in place on the Board, even if the Trusts do not receive sufficient votes to formally elect them. However, failing to elect the Trustees would result in the Funds incurring significant costs in connection with a shareholder proxy the next time that there is a vacancy on the Board (including any vacancy occurring as a result of an increase in the size of the Board). If the proposal is not approved, the Board will take such further action as it deems to be in the best interests of the Funds' shareholders, which may include reproposing the election of any Trustees who are not elected.

Q.  Why is the Board recommending that SIMT, SIT, STET and SDIT reduce their shareholder quorum requirement?

A.  After careful consideration and based on costs incurred by the Funds in connection with prior shareholder meetings, the Board has determined that it is in the best interest of the Funds that are series of SIMT, SIT, STET and SDIT to reduce their shareholder quorum requirements, to the extent permitted under the 1940 Act. Quorum means the number of shareholders that must be present at a shareholder meeting (in person or by proxy) in order for a vote to be taken. Presently, a majority of the shares entitled to vote constitutes a quorum. The

Funds have a wide shareholder base, which can make it very difficult to obtain a sufficient number of responses from shareholders to achieve a quorum at a shareholder meeting. Obtaining responses requires substantial time, money and resources, which results in considerable costs and expenses to the Funds. Therefore, the Board recommends that shareholders vote to reduce the shareholder quorum requirement to one-third of shareholders in order to reduce Fund expenses incurred through proxy solicitation efforts.

For each of SIMT, SIT, STET and SDIT, the quorum requirement is set forth in a governing document called a Declaration of Trust. The quorum requirement in the Declarations of Trust may only be amended with approval of shareholders. Therefore, at the shareholder meeting, shareholders are being asked to approve amendments to the Declarations of Trust for SIMT, SIT, STET and SDIT that will lower the quorum requirement.

Q.  Why don't the Funds of SIIT and SAAT have to vote to amend their shareholder quorum requirement?

A.  The shareholder quorum requirements for SIIT and SAAT are contained in each Trust's By-Laws, which may be changed by the Board without the vote of shareholders. At a meeting of the Board held on September 15 and 16, 2015, the Board unanimously approved a resolution to amend the By-Laws of SIIT and SAAT to reduce the shareholder quorum requirement to one-third (33-1/3%), to the extent permitted under the 1940 Act.

Q.  What will happen if the Proposal to reduce the shareholder voting requirement is not approved by shareholders?

A.  If the shareholders of any Trust do not vote to reduce the shareholder quorum requirement, then the shareholder quorum requirement for that Trust will remain a majority. Effectively this will require additional effort from the Trusts whenever a shareholder vote is required, which will result in greater expenses to the Fund. If the proposal is not approved, the Board will take such further action as it deems to be in the best interests of the Funds' shareholders, which may include reproposing the proposal at a later time.

Q.  How does the Board recommend that I vote?

A.  After careful consideration, the Trustees, including the Independent Trustees who compose a majority of the Board, unanimously recommend that you vote "FOR" the Proposals, as applicable to your Fund.

Q.  How Do I Place My Vote and Whom Do I Call for More Information?

A.  You may vote your shares by any of the following methods:

(1) Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

(2) Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically;

(3) Regular Mail: If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

(4) Shareholder Meeting: You may attend the shareholder meeting on January 15, 2016, and vote in person.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs to the Funds. Please refer to the proxy card attached to this Proxy Statement for further instructions on how to vote. Should you require additional information regarding the proxy or replacement proxy cards, please call 1-800-DIAL-SEI.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INTERNATIONAL TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
SEI TAX EXEMPT TRUST
SEI DAILY INCOME TRUST
SEI ASSET ALLOCATION TRUST

One Freedom Valley Drive
Oaks, PA 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
JANUARY 15, 2016

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of the funds that are a series of SEI Institutional Managed Trust ("SIMT"), SEI Institutional International Trust ("SIT"), SEI Institutional Investments Trust ("SIIT"), SEI Tax Exempt Trust ("STET"), SEI Daily Income Trust ("SDIT") and SEI Asset Allocation Trust ("SAAT") (each individually, a "Trust" and collectively, the "Trusts"), will be held at the offices of the Trusts, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at 3:00 p.m., Eastern Time, on January 15, 2016, for the following purpose:

a.  To consider the following proposals ("Proposals") (Proposal 2 applies only to shareholders of funds that are a series of STET, SDIT, SIMT and SIT):

Proposal 1:  To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a "Nominee" and collectively, the "Nominees") to the Board of Trustees of the Trusts.

Proposal 2:  To amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

b.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Proposals are discussed in the attached Proxy Statement. The Board of Trustees of the Trusts recommends that you vote FOR the Proposals.

Shareholders of record at the close of business on October 16, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please vote by telephone, or by logging on to the Internet to vote electronically. Please refer to the proxy card attached to the enclosed Proxy Statement for details. If you are unable to vote by telephone, or on the Internet, you may also complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.

By Order of the Board of Trustees

/s/Timothy D. Barto
Vice President and Secretary

Voting is important to ensure a quorum at the Meeting. Please call 1-800-DIAL-SEI for more information or if you have any questions about attending the Meeting in person. Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Trust at the address above a written notice of revocation, by a subsequently executed proxy card or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INTERNATIONAL TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
SEI TAX EXEMPT TRUST
SEI DAILY INCOME TRUST
SEI ASSET ALLOCATION TRUST

One Freedom Valley Drive
Oaks, PA 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 15, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Managed Trust ("SIMT"), SEI Institutional International Trust ("SIT"), SEI Institutional Investments Trust ("SIIT"), SEI Tax Exempt Trust ("STET"), SEI Daily Income Trust ("SDIT") and SEI Asset Allocation Trust ("SAAT") (each, a "Trust" and collectively, the "Trusts"), on behalf of all the funds that are series of any Trust (the "Funds"), to be voted at a special meeting of shareholders of the Funds to be held at the offices of the Trusts, One Freedom Valley Drive, Oaks, PA 19456, on January 15, 2016 at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). Shareholders of record of the Funds at the close of business on October 16, 2015 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about October 27, 2015.

The Meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the Meeting (Proposal 2 applies only to shareholders of funds that are a series of SIMT, SIT, STET and SDIT):

Proposal 1:  To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a "Nominee" and collectively, the "Nominees") to the Board of Trustees of the Trusts.

Proposal 2:  To amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS

This Proxy Statement is available at www.proxyvote.com.

THE PROPOSALS

Shareholders of the Funds are being asked:

Proposal 1:  To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a "Nominee" and collectively, the "Nominees") to the Board of Trustees of the Trusts.

Proposal 2:  To amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

The following Trusts are being asked to consider the marked Proposal(s):

Trust	Proposal 1	Proposal 2
SEI Institutional Managed Trust	•	•
SEI Institutional International Trust	•	•
SEI Institutional Investments Trust	•
SEI Tax Exempt Trust	•	•
SEI Daily Income Trust	•	•
SEI Asset Allocation Trust	•

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote in favor of each Proposal.

Proposal 1 — Election of Trustees

For Proposal 1, you are being asked to elect, as a slate of nominees, each of the seven current Trustees of the Trusts, as well as elect one new Trustee. Proposal 1 arises from legal requirements that apply to mutual funds, such as the Funds. Specifically, the Investment Company Act of 1940, which regulates mutual funds (the "1940 Act"), permits vacancies on a trust's board to be filled by appointment of a trustee (without a shareholder vote) only if, immediately after such appointment, more than two-thirds of the registered investment company's board of trustees have been elected by shareholders. The Board currently consists of seven Trustees, five of whom were elected by shareholders. Two of the current Trustees, Mr. Harris and Mr. Johnson, were appointed by the Trustees then in office to fill vacancies on the Board. After the appointments of Mr. Harris and Mr. Johnson, more than two-thirds of the Trustees still had been elected by shareholders. Currently, however, the Board is unable to appoint a Trustee to fill the current vacancy on the Board because immediately after such appointment, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval of either a new Trustee or one of the two current Trustees who was not previously elected is required before the new Trustee can be added to fill the current vacancy on the Board.

Effective August 31, 2015, pursuant to its authority under each Trust's Agreement and Declaration of Trust, the Board unanimously approved an increase in the number of Trustees that comprise the Board of each Trust to eight, thereby creating a vacancy on the Board. At a meeting of the Board on September 15, 2015, the Board unanimously voted to recommend that shareholders of the Trusts elect Ms. Susan Cote as a new Independent Trustee of the Trusts to fill this vacancy and also to elect the existing seven Trustees of each Trust.

Although not required by applicable law or each Trust's governing documents, the Board, for reasons of efficiency and to attempt to reduce future costs and expenses of the Funds, has determined that it is in the best interests of the Funds to seek the election by shareholders of all seven current Trustees. If Ms. Cote and all of the seven current Trustees are elected, following the Meeting, all eight Trustees of the Trusts will have been elected by shareholders. This will likely permit the Board to fill several future vacancies on the Board over time before next having to incur the costly expense of a proxy solicitation.

If a plurality of voting shareholders of a Trust does not elect Ms. Cote, then Ms. Cote will not become a Trustee and the Board may, immediately or at a later time, consider re-proposing Ms. Cote for election or finding a replacement candidate. Ms. Cote is currently serving as an independent consultant to the Board pursuant to a written agreement that is renewable upon agreement of the parties. Ms. Cote is currently entitled to compensation for serving as an independent consultant in an amount commensurate with fees that would be paid to a trustee, but with a discount to reflect the fact that Ms. Cote is not a trustee. If Ms. Cote is not elected by shareholders, she may continue to serve in her capacity as an independent consultant to the Board.

If, however, a plurality of voting shareholders of a Trust do not elect any or all of the current Trustees, such vote will not impact the composition of the Board, but may result in higher costs and expenses of the Funds in the future.

Matters Considered by the Board

At its quarterly in-person meeting held on September 15, 2015 (the "Board Meeting"), the Board, including the Committees of the Board and the Independent Trustees, were provided with information regarding the Proposals and considered whether to recommend that shareholders vote for the Proposals. Based on information provided to the Board during and in advance of the Board Meeting and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Funds vote in favor of (i) the proposal to elect Ms. Susan Cote as a new Independent Trustee and elect all seven current Trustees of the Trusts, and (ii) the proposal to amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%), to the extent permitted under the 1940 Act.

Prior to the Board Meeting, the Board considered whether to increase the size of the Board and fix the number of Trustees that compose the Board at eight. The Board considered and discussed, among other things, information about the current Trustees' capacity, their expected length of service, the number, size and complexity of the

Funds, the number of sub-advisers to the Funds, and the growth trajectory of the Trusts. The Board also took into account that the Board recently included eight Trustees prior to the retirement of a trustee and how the Board operated with a size of eight trustees. Based on its review and deliberation, the Board, by unanimous written consent dated as of August 31, 2015, determined to increase the size of the Board to eight Trustees.

In considering candidates to serve as a new Independent Trustee, the Board and its Governance Committee generally considered each potential candidate's educational background, business or professional experience, and reputation. In addition, the Governance Committee evaluated each candidate's qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the Funds as well as any relationships beyond those delineated in the 1940 Act that might impair independence. The Board and the Governance Committee also considered each candidate's expertise with respect to financial and accounting matters and the age and expertise of the current Trustees. Ms. Cote's experience and qualifications are discussed below.

In determining to recommend that shareholders vote in favor of electing Ms. Cote to the Board, in addition to Ms. Cote's qualifications and experience, the Board determined (1) that Ms. Cote is sufficiently independent from relationships with SEI Investments Management Corporation ("SIMC"), which is the Funds' investment adviser, and other principal service providers of the Funds, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that Ms. Cote demonstrated an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to her function as an effective Board member; and (3) that Ms. Cote has no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the SEI fund complex. The Board also considered the fact that the Board appointed Ms. Cote to four (4) affiliated trusts effective as of August 31, 2015 and that if Ms. Cote was elected as a Trustee to the Trusts, the Trusts would have the benefit of being able to share resources with those affiliated trusts for which Ms. Cote already serves as trustee. The Governance Committee has not adopted any specific policy on the issue of diversity, but may take this into account, among other factors, in its consideration of any new candidates to the Board.

In considering whether to recommend that shareholders elect the seven current Trustees, the Board considered and discussed information about the 1940 Act voting requirements, the potential to mitigate future costs, and the flexibility that may be created with respect to the future appointment of Trustees to the Board if shareholders elect the current Trustees. The Board also considered its current composition, including its individual and collective educational background and business and professional experience. The Board also considered the fact that because the Funds would have to undertake the costs of a proxy in order to elect Ms. Cote as a new Trustee to the Board, the Funds would be able to significantly capitalize on economies of scale in electing the current Trustees alongside Ms. Cote as a slate of nominees for the Board.

If shareholders elect Ms. Cote, it is anticipated that she will begin to serve the Trusts as an Independent Trustee immediately after the shareholder meeting. Irrespective of whether shareholders elect the seven current Trustees, all seven current Trustees will continue to serve as Trustees without interruption.

Individual Nominee Qualifications

The Board has concluded to recommend to shareholders that each of the Nominees should be elected to the Board because of his or her ability to review and understand information about the Funds, identify and request other information relevant to the performance of his or her duties, question management and other service providers regarding material factors bearing on the management and administration of the Funds, and exercise his or her business judgment in a manner that serves the best interests of the Trusts' shareholders. The Board has concluded that each of the Nominees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

New Trustee Nominee

Susan Cote spent 18 years as a partner at Ernst & Young LLP, including nine years as the firm's Global Asset Management Assurance Leader, and seven years as the Americas Director of Asset Management. Prior to joining Ernst & Young, Ms. Cote spent 14 years serving in various roles in the asset management business of Prudential, including roles as Fund Treasurer, Chief Operating Officer and Managing Director. Prior to that, Ms. Cote worked at KPMG LLP. The Board has concluded that Susan Cote should be elected to serve as Trustee because of her education, knowledge of financial services and investment management, and 18 years of experience as a partner at a major accounting firm, and other professional experienced gained through her prior employment.

Current Interested Trustees

Robert A. Nesher has served as Chairman of the Board of Trustees of the Trusts since 1989. Mr. Nesher helped SEI establish its registered fund business prior to 1989 and has served as head of fund accounting and head of SEI's transfer agency and fund administration businesses. Mr. Nesher has also served as a trustee and/or chairman of several other investment companies that are affiliates of the Trust. The Board has concluded that Mr. Nesher should be elected to continue to serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the Trusts.

William Doran has served as a Trustee of the Trusts since 1982. From October 1976 to October 2003, Mr. Doran was a partner in the law firm of Morgan, Lewis & Bockius LLP, Philadelphia, PA, a firm that provides significant legal services to SIMC, its affiliates and the SEI Funds. He has been a consultant to the firm since then. Mr. Doran has been a director of SEI Investments Company since March 1985. Mr. Doran is also a director of a number of subsidiaries of SEI Investments Company, including the Trusts' Distributor. Mr. Doran is also a trustee of several other investment companies for which affiliates of SIMC act as administrator and/or distributor. The Board has concluded that Mr. Doran should be elected to continue to serve as Trustee because of the experience he gained serving as a Partner in the Business and Finance and Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trusts.

Current Independent Trustees

George J. Sullivan, Jr. has served as a Trustee since 1996 and as Lead Independent Trustee since 2011. Mr. Sullivan serves as a Trustee and Chairman of the Audit Committee of State Street Navigator Securities Lending Trust, a regulated investment company. Prior to that, he served as Chief Operating Officer of a hedge fund adviser, General Partner of Teton Partners, L.P., a global hedge fund and Senior Vice President responsible for fund accounting at Fidelity Investments. Mr. Sullivan is a certified public accountant, alumnus of Price Waterhouse Coopers and a graduate of Boston College. He was a member of the Executive Committee of the Independent Directors Council through September, 2015. The Board has concluded that Mr. Sullivan should be elected to continue to serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and the experience he has gained serving as Trustee of the Trusts.

Nina Lesavoy has served as a Trustee since 2003. Ms. Lesavoy is the Founder of Avec Capital and has served as its Managing Director since 2008. Prior to that, she served as Managing Director of Cue Capital from 2002 to 2008. Previously, she was Chief Sales Officer and Managing Partner of InvestorForce, Inc. from 2000 to December 2001, and was Head of Sales and Client Service at Chancellor Capital and later LGT Asset Management from 1986 to 2000. The Board has concluded that Ms. Lesavoy should be elected and continue to serve as Trustee because of the experience she gained as a director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the Trusts.

James Williams has served as a Trustee of the Trusts since 2004. Mr. Williams has been the Vice President and Chief Investment Officer of the J. Paul Getty Trust since December 2002 and Treasurer since 2006. Before joining the Getty, Mr. Williams spent three years as the president of Harbor Capital Advisors and president of the Harbor Fund's family of mutual funds. Prior to that, he was manager of the pension asset management department of Ford Motor Company. The Board has concluded that Mr. Williams should be elected and continue to serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the

President of an investment management firm, the President of a registered investment company and the manager of a public company's pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trusts.

Mitchell Johnson has served as a Trustee since 2007. Mr. Johnson formerly was President of MAJ Capital Management, Inc., an investment management firm that he founded in 1994 following his retirement from the Student Loan Marketing Association ("Sallie Mae"). During his 21 years with Sallie Mae, Mr. Johnson held numerous positions within that organization including, for the seven years preceding his retirement, Senior Vice President, Corporate Finance. The Board has concluded that Mr. Johnson should be elected and continue to serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as Trustee of the Trusts since 2007.

Hubert L. Harris, Jr. has served as a Trustee since 2008. Mr. Harris previously served as CEO of Invesco North America and Chairman of Invesco Retirement Services, and served on the board of directors of Invesco from 1993 to 2005. From 1983 to 1988, Mr. Harris was President and Executive Director of the International Association for Financial Planning. Mr. Harris also served as the Assistant Director of the Office of Management and Budget in Washington, D.C. from 1977 to 1980. Since 1992, Mr. Harris has owned and operated Harris Plantation, Inc., a cattle, hay and timber business. Mr. Harris has served on the Board of Directors of Aaron's, Inc., since 2012. Mr. Harris is on the Board of Councilors of the Carter Center, and he previously served as a director of a bank holding company, chair of the Georgia Tech Foundation, chair of the Georgia Tech Alumni Association and on the board of other non-profit organizations. The Board has concluded that Mr. Harris should be elected and continue to serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the board of a public company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as Trustee of the Trusts since 2008.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trusts. Moreover, references to the qualifications, attributes and skills of Nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The tables below show information about the Nominees, including each of the current Trustees. For purposes of their duties as current Trustees, the address of each individual listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Age	Position(s) Held with the Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex to be Overseen by Nominee[2]	Other Directorships Held by Director or Nominee for Director
Nominees for Interested Trustees (Current Trustees)
Robert A. Nesher 69 yrs. old	Chairman of the Board of Trustees	Since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104

President and Director of SEI Structured Credit Fund, LP. Trustee and Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds. Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd.,

Name and Age	Position(s) Held with the Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex to be Overseen by Nominee[2]	Other Directorships Held by Director or Nominee for Director
William M. Doran 75 yrs. old	Trustee	Since 1982	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	104

Trustee and Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, The KP Funds, O'Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust. Director of SEI since 1985. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Global Nominee Ltd., Limited, SEI Investments — Unit Trust Management (UK). Limited.

Nominees for Independent Trustees (Current Trustees)
George J. Sullivan, Jr. 72 yrs. old	Trustee	Since 1996	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc., April 1997-December 2011.	104

Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P. Member of the independent review committee for SEI's Canadian-registered mutual funds.

Nina Lesavoy 58 yrs. old	Trustee	Since 2003	Founder and Managing Director, Avec Capital since April 2008	104	Director of SEI Structured Credit Fund, L.P.

Name and Age	Position(s) Held with the Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex to be Overseen by Nominee[2]	Other Directorships Held by Director or Nominee for Director
James M. Williams 68 yrs. old	Trustee	Since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002	104	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson 73 yrs. old	Trustee	Since 2007	Private Investor since 1994.	104	Trustee of the Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street, and The KP Funds. Director, Federal Agricultural Mortgage Corporation.
Hubert L. Harris, Jr. 72 yrs. old	Trustee	Since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	104	Director of Aaron's Inc.

Name and Age	Position(s) Held with the Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex to be Overseen by Nominee[2]	Other Directorships Held by Director or Nominee for Director
Nominee for Independent Trustee (New Trustee)
Susan C. Cote 60 yrs. old	None	n/a	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP, 2006-2013; Global Asset Management Assurance Leader, Ernst & Young LLP, 2006-2015; Partner, Ernst & Young LLP, 1997-2015; Prudential, 1983-1997.	104	Member, Ernst & Young LLP Retirement Investment Committee; Treasurer and Chair of Finance, Investment and Audit Committee, New York Women's Foundation

1  Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

2  This proxy is not being sent to the following four (4) Trusts: SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust. However, the funds that are a series of these four (4) Trusts have been included in the number of portfolios in the Fund Complex overseen by the nominees. The Fund Complex consists of U.S. registered investment companies advised or serviced by SIMC. The Fund Complex comprises eleven (11) total Trusts, which, in turn, comprise 104 total series, each of which is considered a separate mutual fund.

The tables below show the number of shares of each Fund beneficially owned by each Nominee as of December 31, 2014. Unless otherwise noted, each Nominee owns less than 1% of the outstanding shares of each Series.

Interested Trustees

Name of Nominee	Dollar range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
Robert A. Nesher	Over $100,000	Over $100,000
William M. Doran	Over $100,000	Over $100,000

Independent Trustees

Name of Nominee	Dollar range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
George J. Sullivan, Jr.	Over $100,000	Over $100,000
Nina Lesavoy	N/A	None
James M. Williams	$1-$10,000	$1-$10,000
Mitchell A. Johnson	Over $100,000	Over $100,000
Hubert L. Harris, Jr.	N/A	None
Susan C. Cote	N/A	None

Role of the Board

There are currently seven members of the Board of Trustees, five of whom are not interested persons of the Trusts, as that term is defined in the 1940 Act. Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. George J. Sullivan, Jr., an Independent Trustee, serves as the lead Independent Trustee. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trusts. The Board made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trusts, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The management and affairs of each Trust and their respective series are overseen by the Trustees. The Board approves contracts under which certain companies provide essential management services to the Trusts. Like most mutual funds, the day-to-day business of the Trusts is performed by third party service providers, such as SIMC, a distributor and an administrator. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by SIMC and the various sub-advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the advisory agreements between each Trust, on behalf of the Funds that are a series of the respective Trust, and SIMC and the various sub-advisory agreements between SIMC and the sub-advisers with respect to the Funds, the Board annually meets with SIMC and, at least every three years, meets with the sub-advisers to review such services. Among other things, the Board regularly considers the sub-advisers' adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds' investments, including, for example, portfolio holdings schedules and reports on the Adviser's use of derivatives and illiquid securities in managing the Funds.

The Trusts' Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, SIMC and sub-adviser risk assessments. At least annually, the Trusts' Chief Compliance Officer provides the Board with a report on each Trust reviewing the adequacy and effectiveness of each Trust's policies and procedures and those of its service providers, including SIMC and the various sub-advisers. The reports address the operation of the policies and procedures of the Trusts and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trusts' Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trusts in their periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trusts' internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trusts' financial reporting and the preparation of the Trusts' financial statements.

Board Committees

There are three Committees of the Trusts' Board of Trustees: the Audit Committee, the Governance Committee and the Fair Value Pricing Committee.

The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by each Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of each Trust's administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and each Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of each Trust's compliance program. Messrs. Sullivan, Williams, Johnson and Harris, and Ms. Lesavoy currently serve as members of the Audit Committee. If Ms. Cote is elected by shareholders, it is expected that the Board would appoint her to the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the 2014 calendar year.

The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Sullivan, Williams, Johnson and Harris, and Ms. Lesavoy currently serve as members of the Governance Committee. If Ms. Cote is elected by shareholders, it is expected that the Board would appoint her to the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the 2014 calendar year.

The Board has a standing Fair Value Pricing Committee (also referred to as the Fair Value Committee) that is composed of at least one Trustee and various representatives of the Trusts' service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirty-six (36) times during the 2014 calendar year.

Compensation of Trustees and Officers

The Interested Trustees and the officers of the Trusts do not receive compensation from the Trust, except that a portion of the Trusts' CCO's salary is paid by the Trusts. Each Independent Trustee receives an annual fee for services provided to the Trusts.

The chart below provides information about the total compensation accrued and payable to the Independent Trustees by each Trust and the Fund Complex for each Trust's most recently completed fiscal year. (Please note: The Fund Complex currently consists of 104 portfolios of the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust, Adviser Managed Trust and New Covenant Funds. This proxy is not being sent to shareholders of SEI Insurance Products Trust, SEI Catholic Values Trust, Adviser Managed Trust and New Covenant Funds because the Proposals do not apply to those trusts. Accordingly, compensation charts for those four (4) trusts have not been provided).

The chart below provides information about the total compensation paid to the Independent Trustees by each Trust for the fiscal year indicated.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
SEI Institutional Managed Trust (September 30, 2014 fiscal year end)
George J. Sullivan, Jr.	$71,942	N/A	N/A	$261,000
Nina Lesavoy	$63,669	N/A	N/A	$231,000
James M. Williams	$63,669	N/A	N/A	$231,000
Mitchell A. Johnson	$63,669	N/A	N/A	$231,000
Hubert L. Harris, Jr.	$63,669	N/A	N/A	$231,000
SEI Institutional International Trust (September 30, 2014 fiscal year end)
George J. Sullivan, Jr.	$71,942	N/A	N/A	$261,000
Nina Lesavoy	$63,669	N/A	N/A	$231,000
James M. Williams	$63,669	N/A	N/A	$231,000
Mitchell A. Johnson	$63,669	N/A	N/A	$231,000
Hubert L. Harris, Jr.	$63,669	N/A	N/A	$231,000
SEI Institutional Investments Trust (May 31, 2015 fiscal year end)
George J. Sullivan, Jr.	$61,631	N/A	N/A	$268,750
Nina Lesavoy	$54,535	N/A	N/A	$238,750
James M. Williams	$54,535	N/A	N/A	$238,750
Mitchell A. Johnson	$54,535	N/A	N/A	$238,750
Hubert L. Harris, Jr.	$54,535	N/A	N/A	$238,750
SEI Tax Exempt Trust (August 31, 2014 fiscal year end)
George J. Sullivan, Jr.	$25,000	N/A	N/A	$261,000
Nina Lesavoy	$22,000	N/A	N/A	$231,000
James M. Williams	$22,000	N/A	N/A	$231,000
Mitchell A. Johnson	$22,000	N/A	N/A	$231,000
Hubert L. Harris, Jr.	$22,000	N/A	N/A	$231,000

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
SEI Daily Income Trust (January 31, 2015 fiscal year end)
George J. Sullivan, Jr.	$28,000	N/A	N/A	$266,000
Nina Lesavoy	$26,000	N/A	N/A	$239,000
James M. Williams	$26,000	N/A	N/A	$239,000
Mitchell A. Johnson	$26,000	N/A	N/A	$239,000
Hubert L. Harris, Jr.	$26,000	N/A	N/A	$239,000
SEI Asset Allocation Trust (March 31, 2015 fiscal year end)
George J. Sullivan, Jr.	$10,745	N/A	N/A	$274,000
Nina Lesavoy	$9,563	N/A	N/A	$244,000
James M. Williams	$9,613	N/A	N/A	$244,000
Mitchell A. Johnson	$9,506	N/A	N/A	$244,000
Hubert L. Harris, Jr.	$9,619	N/A	N/A	$244,000

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
THE ELECTION OF ALL NOMINEES.

Proposal 2 — Reduce Quorum for Shareholder Meetings
(SIMT, SIT, STET and SDIT Only)

Proposal 2 is asking shareholders of those Funds that are a series of SIMT, SIT, STET or SDIT to vote to amend each Trust's Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%), to the extent permitted under the 1940 Act. After careful consideration, the Board has determined that it is in the best interest of the Funds of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement.

Presently, in order for shareholders of the Funds that are a series of SIMT, SIT, STET and SDIT to vote on a matter, a majority of the shares entitled to vote constitutes a quorum. A quorum represents the number of shareholders that must be present at a meeting, in person or by proxy, for a shareholder vote taken at the meeting to be valid. The present quorum requirement places considerable cost burdens on those Funds due to the expenses related to proxy voting. It is generally quite difficult to get shareholders to vote in connection with a shareholder meeting. Given the diverse and widely held shareholder base for the SEI Funds, it is very costly and time consuming to get a quorum of shareholders. These costs include printing and mailing follow-up requests asking shareholders to vote, and retaining third-party proxy solicitation firms to directly contact shareholders and ask them to vote. Further, there is a risk that a shareholder vote on an important matter is essentially unobtainable as a result of the difficulties in getting a majority of shareholders to vote. Therefore, the Board recommends that shareholders approve the proposal to amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%), to the extent permitted under the 1940 Act, in an effort to achieve a measurable degree of cost savings over time.

It is important to note that a reduction in the shareholder quorum requirement only reduces the number of shareholders that must be present in order for a valid vote to be taken. This proposal does not change the percentage of votes needed to approve a matter after a quorum has been achieved. Also, for certain approvals, such as the approval of investment advisory contracts, the 1940 Act may require more than one-third of shareholders to be present. For example, a new advisory agreement cannot be approved or material changes cannot be made to the advisory agreement without the vote of shareholders owning the lesser of (a) 67 percent or more of the shares present at the meeting, if the holders of more than 50 percent of the fund's outstanding shares are present or represented by proxy; or (b) more than 50 percent of the fund's outstanding shares. This proposal will not reduce the quorum requirement below the levels specifically required by the 1940 Act.

In considering whether to recommend that shareholders of the Funds that are a series of SIMT, SIT, STET and SDIT vote to reduce the shareholder quorum requirement for their Fund's Trust from a majority to one-third (33-1/3%), to the extent permitted under the 1940 Act, the Board primarily considered the cost to the Funds of proxy voting and the potential savings that Funds may achieve over time by reducing the shareholder quorum requirement.

If a majority of voting shareholders of the Funds that are a series of SIMT, SIT, STET and SDIT do not vote to amend the Agreement and Declaration of Trust for their respective Trust to reduce the shareholder quorum requirement, the shareholder quorum requirement for that Trust or those Trusts will remain a majority until such time as shareholders of the Funds of that Trust vote to change the requirement.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
PROPOSAL 2.

Shares Outstanding and Voting Authority of SIMC

As of October 16, 2015, SIMC and its affiliates were believed to possess voting authority with respect to approximately 119,398,460 (5.70%) of the outstanding shares of SIMT, approximately 27,603,508 (4.16%) of the outstanding shares of SIT, approximately 92,999,107 (2.26%) of the outstanding shares of SIIT, approximately 46,347,771 (1.78%) of the outstanding shares of STET, approximately 3,800,751,032 (34.25%) of the outstanding shares of SDIT and approximately none (0.0%) of the outstanding shares of SAAT. This voting structure may result in a small number of shareholders of each Trust determining the vote on the Proposal(s) for such Trust.

The tables below provide a listing of the breakdown of outstanding shares for each Fund within the Trusts for which SIMC and its affiliates were believed to possess voting authority as of the Record Date.

SIMT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Large Cap Fund	167,378,756.335	11,345,059.765	6.78%
Large Cap Value Fund	58,934,509.660	0.000	0.00%
Large Cap Growth Fund	44,694,370.040	0.000	0.00%
Tax-Managed Large Cap Fund	168,732,145.737	6,718,776.816	3.98%
S&P 500 Index Fund	13,596,345.311	0.000	0.00%
Small Cap Fund	44,341,896.574	2,739,371.440	6.18%
Small Cap Value Fund	16,003,272.018	0.000	0.00%
Small Cap Growth Fund	12,302,589.864	0.000	0.00%
Tax-Managed Small/Mid Cap Fund	35,399,173.714	1,618,344.963	4.57%
Mid-Cap Fund	3,886,159.723	0.000	0.00%
U.S. Managed Volatility Fund	83,892,024.805	6,015,232.638	7.17%
Global Managed Volatility Fund	216,050,824.996	9,456,241.058	4.38%
Tax-Managed Managed Volatility Fund	65,695,194.245	0.000	0.00%
Real Estate Fund	11,814,507.349	1,006,110.437	8.52%
Enhanced Income Fund	27,266,274.742	1,526,298.703	5.60%
Core Fixed Income Fund	180,859,746.466	0.000	0.00%
U.S. Fixed Income Fund	115,351,768.626	8,593,737.879	7.45%
High Yield Bond Fund	241,797,738.003	19,663,402.865	8.13%
Real Return Fund	29,281,984.744	2,496,219.744	8.52%
Multi-Strategy Alternative Fund	55,309,712.700	0.000	0.00%
Long/Short Alternative Fund	4,259,567.919	4,259,567.919	100.00%
Dynamic Asset Allocation Fund	44,967,129.941	5,252,801.539	11.68%
Multi-Asset Accumulation Fund	210,624,136.157	21,007,889.552	9.97%
Multi-Asset Income Fund	62,148,342.695	3,185,720.672	5.13%
Multi-Asset Inflation Managed Fund	116,390,898.531	9,497,606.200	8.16%
Multi-Asset Capital Stability Fund	61,338,779.292	5,016,077.374	8.18%

SIT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
International Equity Fund	296,585,883.107	14,087,051.813	4.75%
International Fixed Income Fund	47,096,102.120	0.000	0.00%
Emerging Markets Equity Fund	168,056,454.550	5,046,961.368	3.00%
Emerging Markets Debt Fund	152,467,216.223	8,469,494.878	5.55%

SIIT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Large Cap Fund	96,760,352.230	9,176,574.842	9.48%
Large Cap Diversified Alpha Fund	4,090,291.501	0.000	0.00%
Large Cap Disciplined Equity Fund	273,937,621.277	6,785,331.747	2.48%
Large Cap Index Fund	10,960,547.230	218,278.732	1.99%
S&P 500 Index Fund	274,889,248.441	2,547,759.124	0.93%
Extended Market Index Fund	52,995,944.492	1,137,820.127	2.14%
Small Cap Fund	32,838,242.258	4,246,942.765	12.93%
Small Cap II Fund	28,413,325.761	0.000	0.00%
Small/Mid Cap Equity Fund	122,849,700.829	6,849,720.643	5.56%
U.S. Managed Volatility Fund	106,977,855.907	1,616,178.558	1.51%
World Equity Ex-US Fund	604,477,541.590	35,955,152.857	6.05%
Screened World Equity Ex-US Fund	8,935,774.722	0.000	0.00%
Emerging Markets Equity Fund	80,142,779.346	1,195,234.375	1.48%
Opportunistic Income Fund	268,038,254.916	0.000	0.00%
Core Fixed Income Fund	501,346,424.891	6,709,203.188	1.34%
High Yield Bond Fund	262,159,083.047	4,233,946.953	1.60%
Long Duration Fund	339,561,797.592	2,898,484.135	0.85%
Long Duration Credit Fund	314,391,425.001	0.000	0.00%
Ultra Short Duration Bond Fund	64,234,557.804	0.000	0.00%
Emerging Markets Debt Fund	195,402,357.811	3,062,709.812	1.57%
Real Return Fund	15,365,644.164	1,101,005.685	7.18%
Limited Duration Bond Fund	91,780,701.891	0.000	0.00%
Dynamic Asset Allocation Fund	116,407,774.565	2,061,733.953	1.78%
Multi-Asset Real Return Fund	87,687,931.050	3,203,029.879	3.64%
Intermediate Duration Credit Fund	160,750,142.229	0.000	0.00%

STET

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Intermediate-Term Municipal Fund	154,505,410.845	0.000	0.00%
Short Duration Municipal Fund	141,210,860.606	0.000	0.00%
California Municipal Bond Fund	25,382,824.762	0.000	0.00%
Massachusetts Municipal Bond Fund	5,326,839.413	0.000	0.00%
New Jersey Municipal Bond Fund	10,003,635.256	0.000	0.00%
New York Municipal Bond Fund	15,185,537.146	0.000	0.00%
Pennsylvania Municipal Bond Fund	11,207,405.080	0.000	0.00%
Tax-Advantaged Income Fund	100,819,538.532	0.000	0.00%
Institutional Tax Free Fund	1,162,228,823.380	46,347,770.500	3.99%
Tax Free Fund	981,118,766.150	0.000	0.00%

SDIT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Money Market Fund	256,561,768.470	55,894,346.840	21.79%
Prime Obligation Fund	6,833,770,839.650	3,737,159,082.890	54.69%
Government Fund	1,965,819,669.400	550.590	0.00%
Government II Fund	1,033,701,536.380	0.000	0.00%
Treasury Fund	208,701,028.130	0.000	0.00%
Treasury II Fund	676,751,386.514	0.000	0.00%
Ultra Short Duration Bond Fund	27,654,561.854	738,759.218	2.67%
Short-Duration Government Fund	81,687,525.379	6,958,292.330	8.52%
Intermediate-Duration Government Fund	1,140,483.520	0.000	0.00%
GNMA Fund	9,794,120.631	0.000	0.00%

SAAT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Defensive Strategy Fund	3,652,768.437	0.000	0.00%
Defensive Strategy Allocation Fund	585,547.729	0.000	0.00%
Conservative Strategy Fund	10,338,034.451	0.000	0.00%
Conservative Strategy Allocation Fund	2,936,586.114	0.000	0.00%
Moderate Strategy Fund	22,269,639.755	0.000	0.00%
Moderate Strategy Allocation Fund	4,753,761.439	0.000	0.00%
Aggressive Strategy Fund	22,191,365.987	0.000	0.00%
Tax-Managed Aggressive Strategy Fund	3,389,110.025	0.000	0.00%
Core Market Strategy Fund	9,849,106.241	0.000	0.00%
Core Market Strategy Allocation Fund	1,604,100.000	0.000	0.00%
Market Growth Strategy Fund	29,588,834.185	0.000	0.00%
Market Growth Strategy Allocation Fund	6,694,287.016	0.000	0.00%

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP ("KPMG") serves as the independent registered public accounting firm for the Trusts. Representatives of KPMG are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees. Below are the aggregate fees billed for each Trust's last two fiscal years for professional services rendered by KPMG for the audit of the respective Trust's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those years. These services include the audits of the financial statements of the each Trust, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

	2015	2014	2013
SIMT	N/A	$693,000	$691,000
SIT	N/A	$200,500	$213,500
SIIT	$814,500	$693,000	N/A
STET	N/A	$199,500	$199,500
SDIT	$197,000	$190,000	N/A
SAAT	$121,500	$119,500	N/A

Audit-Related Fees. Below are the fees billed to each Trust for the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the each Trust's financial statements and are not reported under "Audit Fees" above (together, "Audit-Related Services"). In addition, the Audit Committee pre-approves KPMG's engagement for audit-related services to be provided to SIMC and certain entities controlling, controlled by, or under common control with SIMC that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. Any such fees are included in the table below.

	2015	2014	2013
SIMT	N/A	$0	$0
SIT	N/A	$0	$0
SIIT	$0	$0	N/A
STET	N/A	$0	$0
SDIT	$0	$0	N/A
SAAT	$0	$0	N/A

Tax Fees. Below are the aggregate fees billed for each Trust's last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice and tax planning (together, "Tax-Related Services"). The Tax-Related Services provided by KPMG related to the review of each Trust's federal and state income tax returns, excise tax calculations and returns, a review of each Trust's calculations of capital gain and income distributions, and additional tax research for compliance purposes.

	2015	2014	2013
SIMT	N/A	$0	$28,000
SIT	N/A	$0	$28,000
SIIT	$0	$28,000	N/A
STET	N/A	$23,000	$31,000
SDIT	$0	$0	N/A
SAAT	$0	$28,000	N/A

None of the services described above was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed for each Trust's last two fiscal years by KPMG for services rendered to the Trusts and the Adviser.

Trusts and the Adviser	2015	2014	2013
SIMC	$0	$0	$0
SIMT	N/A	$240,350	$237,000
SIT	N/A	$240,350	$237,000
SIIT	$240,350	$237,000	N/A
STET	N/A	$237,000	$237,000
SDIT	$240,350	$237,000	N/A
SAAT	$240,350	$237,000	N/A

All Other Fees. There were no fees billed to the Funds in each Trust's last two fiscal years for other products and services by KPMG, other than the services reported above (together, "Other Fees"). With respect to engagements that related directly to the operations or financial reporting of the Trusts, KPMG did not bill the Adviser or the Affiliated Service Providers for Other Fees in each Trust's last two fiscal years.

Board Consideration of Non-Audit Services. The Audit Committee has considered whether KPMG's provision of non-audit services that were rendered to the Adviser and Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence and determined that KPMG's independence is not compromised by providing such services.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trusts and each Fund, as applicable.

INFORMATION ABOUT SERVICE PROVIDERS

Investment Adviser

SIMC serves as the investment adviser to the Funds. SIMC is registered with the U.S. Securities and Exchange Commission as an investment adviser and is a wholly-owned subsidiary of SEI Investments Company ("SEI"). The principal executive offices of SIMC and SEI are One Freedom Valley Drive, Oaks, PA 19456.

Principal Underwriter

SEI Investments Distribution Company ("SIDCO") serves as the principal underwriter of the Funds. The principal executive office of SIDCO is located at One Freedom Valley Drive, Oaks, PA 19456.

Administrator and Transfer Agent

SEI Investments Global Funds Services (the "Administrator") serves as the administrator and transfer agent for the Funds. The principal executive office of the Administrator is located at One Freedom Valley Drive, Oaks, PA 19456.

VOTING INFORMATION

Required Vote

With respect to Proposal 1, election of the Nominees requires the affirmative vote of the holders of a plurality of the shares voted. With a plurality vote, the nominees will be elected if they receive more "for" votes than "against" votes of the shares present, in person or by proxy, and entitled to vote. Under plurality voting, only "for" or "against" votes are counted, not any "withheld" votes or abstentions.

With respect to Proposal 2, the amendment to the quorum provision in each Trust's Agreement and Declaration of Trust requires the affirmative vote of the holders of a majority of the shares entitled to vote (i.e., more than 50% of the outstanding shares of the Trust).

If only one proposal is approved by the shareholders of a Trust, the Trust will implement the proposal that was approved. The approval of one proposal is not contingent upon the approval of the other proposal.

Quorum

In order to act upon the Proposal(s), a quorum is required to be present at the Meeting. With respect to SIIT and SAAT, the presence of one-third of the shares of the Funds of each of SIIT and SAAT entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for such Trusts. With respect to SIMT, SIT, STET and SDIT, the presence of a majority of the shares of the Funds of each Trust entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for such Trust.

Abstentions and "broker non-votes" (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. However, abstentions and "broker non-votes" will have the same effect as a vote "against" the Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposals. The absence of instructions from the beneficial owner will result in a "broker non-vote" with respect to the Proposal.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If a quorum is present at the Meeting, any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal(s). They will vote against any such adjournment those proxies required to be voted against the Proposal(s). The Funds will bear the costs of any additional solicitation and any adjourned sessions.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal(s), shares will be voted FOR the approval of the Proposal(s) and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact each Trust at 1-800-DIAL-SEI.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trusts at One Freedom Valley Drive, Oaks, PA 19456; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

OTHER INFORMATION

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, on behalf of the Funds. The Funds have retained Broadridge Financial Solutions, Inc. (the "Proxy Solicitor") to aid in the solicitation. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by the Funds. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $500,000 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, each Trust, SIMC, the Administrator and SEI may participate in the solicitation of proxies.

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. The Trusts estimate these costs to be approximately $3,100,000. The payment of such fees will be considered an extraordinary expense for the Funds and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Funds.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the applicable Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the applicable Trust will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-DIAL-SEI or forward a written request to the applicable Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

Each Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, each Trust is not required to, and does not, have annual meetings, except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trusts at One Freedom Valley Drive, Oaks, PA 19456 within a reasonable time before such meeting. Submission of a proposal does not necessarily mean that such proposal will be included in the Trust's proxy statement since inclusion in the proxy statement is subject to eligibility requirements and compliance with certain federal regulations.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trusts at One Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Beneficial Ownership of Shares and Security Ownership of Management

Appendix A to this Proxy Statement contains information about the beneficial ownership by shareholders of five percent (5%) or more of the Funds' outstanding shares as of the Record Date.

The Trusts have delegated to SIMC the authority to vote proxies on the securities held in the Funds' portfolios. Accordingly, SIMC will have voting authority if any shares of the Funds are held by another SEI Fund. The Trusts have been advised by SIMC that any shares of the Funds over which SIMC has voting power will be voted in the same proportion as the vote of all other shareholders of the Funds. Information regarding the amount of voting power believed to be possessed by SIMC as of the Record Date and the amount of ownership of the Funds by executive officers and Trustees is set forth above.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment(s) thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters unless such proxy contains specific restrictions to the contrary.

Annual Report to Shareholders

For a free copy of each Trust's most recent annual report and most recent semi-annual report succeeding the annual report, shareholders of the Funds may call 1-800-DIAL-SEI or write to the Funds at One Freedom Valley Drive, Oaks, PA 19456.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
EACH PROPOSAL.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

EXHIBIT A

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

5% Shareholders. As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of the Funds' outstanding shares. The Funds believe that most of the shares referred to in the table below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

SIMT

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Large Cap Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	131,490,309.877	84.27%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	8,812,476.544	5.65%	Record
Large Cap Fund — Class Y Shares
SEI Asset Allocation Aggressive Strategy Fund Attn Jack McCue — IMU One Freedom Valley Drive Oaks, PA 19456-9989	5,289,526.494	46.62%	Beneficial
SEI Asset Allocation Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	4,332,202.759	38.19%	Beneficial
SEI Asset Allocation Core Market Strategy Fund Attn Jack McCue — IMU One Freedom Valley Drive Oaks, PA 19456-9989	924,039.827	8.14%	Beneficial
Large Cap Value Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	47,882,791.377	81.70%	Record
SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	3,403,355.199	5.81%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Large Cap Value Fund — Class I Shares
SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	57,246.366	17.50%	Record
Wells Fargo Bank FBO Elkem Metals Inc Ret Svgs 1525 West WT Harris Blvd Charlotte, NC 28288-1151	35,317.446	10.80%	Record
Wells Fargo Bank FBO Eye Fashions Inc Retirement Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	26,735.906	8.17%	Record
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	24,077.046	7.36%	Record
Wells Fargo Bank FBO Champion Motors 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	19,137.867	5.85%	Record
Large Cap Growth Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	36,718,715.120	82.47%	Record
SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	2,462,673.667	5.53%	Record
Large Cap Growth Fund — Class I Shares
SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	41,907.000	24.92%	Record
Wells Fargo Bank FBO Elkem Metals Inc Ret Svgs 1525 West WT Harris Blvd Charlotte, NC 28288-1151	14,462.180	8.60%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	14,104.123	8.39%	Record
Wells Fargo Bank FBO PCH Logistics Inc 1525 West WT Harris Blvd Charlotte, NC 28288-1151	10,919.180	6.49%	Record
Wells Fargo Bank FBO Mahoney Sabol & Co 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	8,846.456	5.26%	Record
Tax-Managed Large Cap Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	128,014,273.296	79.08%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	13,859,559.025	8.56%	Record
Tax-Managed Large Cap Fund — Class Y Shares
SEI Asset Allocation Tax-Managed Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	3,554,095.710	51.90%	Beneficial
SEI Asset Allocation Tax-Managed Aggressive Strategy Fund Attn Jack McCue — IMU One Freedom Valley Drive Oaks, PA 19456-9989	1,644,592.303	24.02%	Beneficial
SEI Asset Allocation Tax-Managed Moderate Strategy Fund Attn Jack McCue — IMU One Freedom Valley Drive Oaks, PA 19456-9989	813,208.895	11.87%	Beneficial
SEI Asset Allocation Tax-Managed Core Market Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	706,879.908	10.32%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
S&P 500 Index Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,276,445.413	75.33%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	423,704.608	5.09%	Record
S&P 500 Index Fund — Class E Shares
Nationwide Life Insurance Company C/O Naco — IPO Portfolio Accounting P.O. 182029 Columbus, OH 43218-2029	2,563,065.029	50.17%	Record
C/O ICMA Retirement Corporation State of Missouri 457 Plan 777 North Capitol Street NE Washington, DC 20002-4239	378,131.491	7.40%	Record
Nationwide Life Insurance Company Nationwide GPVA C/O IPO Portfolio Accounting P.O Box 182029 Columbus, OH 43218-2029	356,219.105	6.97%	Record
Charles Schwab & Co Inc 101 Montgomery Street Attn: Mutual Funds Dept San Francisco, CA 94104-4151	265,629.044	5.20%	Record
Dingle & Co C/O Comerica Bank Attn: Mutual Funds Unit M/C 3446 P. O. Box 75000 Detroit, MI 48275-0001	257,182.245	5.03%	Record
S&P 500 Index Fund — Class I Shares
SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	60,293.471	38.71%	Record
Wells Fargo Bank FBO Elkem Metals Inc Ret Svgs 1525 West WT Harris Blvd Charlotte, NC 28288-1151	16,489.949	10.59%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Wells Fargo Bank FBO Anthony C Catalano MD 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	10,902.723	7.00%	Record
Wells Fargo Bank FBO Champion Motors 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	9,935.623	6.38%	Record
Wells Fargo Bank FBO Kenney & Sams P C 1525 West WT Harris Blvd Charlotte, NC 28288-1151	8,757.417	5.62%	Record
Small Cap Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	34,437,108.222	82.78%	Record
SEI Private Trust Co C/O Bremer Trust ID 394 Attn Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	2,438,115.609	5.86%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,136,210.017	5.13%	Record
Small Cap Fund — Class Y Shares
SEI Asset Allocation Aggressive Strategy Fund Attn Jack McCue — IMU One Freedom Valley Drive Oaks, PA 19456-9989	1,328,093.852	48.48%	Beneficial
SEI Asset Allocation Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	1,085,200.741	39.61%	Beneficial
SEI Asset Allocation Core Market Strategy Fund Attn Jack McCue — IMU One Freedom Valley Drive Oaks, PA 19456-9989	262,600.595	9.59%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Small Cap Value Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	12,163,486.183	76.76%	Record
Small Cap Value Fund — Class I Shares
SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	18,834.549	12.03%	Record
Nationwide Trust Co FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	15,222.719	9.73%	Record
Wells Fargo Bank FBO Rochester Davis Fetch Co EE Svg 1525 West WT Harris Blvd Charlotte, NC 28288-1151	14,962.909	9.56%	Record
Wells Fargo Bank FBO Elkem Metals Inc Ret Savings 1525 West WT Harris Blvd Charlotte, NC 28288-1151	14,685.089	9.38%	Record
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	14,603.790	9.33%	Record
Wells Fargo Bank FBO Can Lines Inc 1525 West WT Harris Blvd Charlotte, NC 28288-1151	8,973.444	5.73%	Record
Small Cap Growth Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	9,708,982.876	79.54%	Record
Small Cap Growth Fund — Class I Shares
SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	15,683.560	16.23%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Wells Fargo Bank FBO Can Lines Inc 1525 West WT Harris Blvd Charlotte, NC 28288-1151	9,329.185	9.65%	Record
Wells Fargo Bank FBO Elkem Metals Inc Ret Savings 1525 West WT Harris Blvd Charlotte, NC 28288-1151	8,180.133	8.47%	Record
Wells Fargo Bank FBO Champion Motors 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	7,256.909	7.51%	Record
Wells Fargo Bank FBO Arsement Redd & Morella LLC PS 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	6,344.286	6.57%	Record
Tax-Managed Small/Mid Cap Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	26,689,007.465	79.06%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,021,967.278	8.95%	Record
Tax-Managed Small/Mid Cap Fund — Class Y Shares
SEI Asset Allocation Tax-Managed Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	974,473.181	59.36%	Beneficial
SEI Asset Allocation Tax-Managed Aggressive Strategy Fund Attn Jack McCue — IMU One Freedom Valley Drive Oaks, PA 19456-9989	450,336.862	27.43%	Beneficial
SEI Asset Allocation Tax-Managed Core Market Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	193,534.920	11.79%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Mid-Cap Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,718,551.322	70.57%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	385,696.960	10.01%	Record
McWood & Co PO Box 29522 Raleigh, NC 27626-0522	225,775.896	5.86%	Record
Mid-Cap Fund — Class I Shares
Wells Fargo Bank FBO Wildeman & OBrock CPA PC 401K RetPl 1525 West WT Harris Blvd Charlotte, NC 28288-1151	6,000.622	17.63%	Record
Wells Fargo Bank FBO Rochester Davis Fetch Co EE Svg 1525 West WT Harris Blvd Charlotte, NC 28288-1151	5,650.376	16.60%	Record
Wells Fargo Bank FBO Mahoney Sabol & Co 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	3,920.392	11.52%	Record
Wells Fargo Bank FBO Insurance Mgnt Associates 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	3,728.748	10.95%	Record
Wells Fargo Bank FBO William C Reha MD 401K Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	3,632.479	10.67%	Record
Wells Fargo Bank FBO Capozzi & Assoc PC Ret Svgs Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	2,872.726	8.44%	Record
Wells Fargo Bank FBO Retina Care Center PC Psp 1525 West WT Harris Blvd Charlotte, NC 28288-1151	2,115.490	6.21%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
U.S. Managed Volatility Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	40,241,671.085	67.54%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,896,210.971	8.22%	Record
U.S. Managed Volatility Fund — Class I Shares
Wells Fargo Bank FBO Third Party Verification 401K Pl 1525 West WT Harris Blvd Charlotte, NC 28288-1151	25,347.523	28.10%	Record
Wells Fargo Bank FBO EG Middleton Inc Ret Svgs Pl 1525 West WT Harris Blvd Charlotte, NC 28288-1151	18,684.045	20.71%	Record
Wells Fargo Bank FBO Retina Care Center PC PSP 1525 West WT Harris Blvd Charlotte, NC 28288-1151	17,070.268	18.92%	Record
Wells Fargo Bank FBO William C Reha Md 401K Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	16,822.100	18.65%	Record
Wells Fargo Bank FBO Mitten and Winters 401K Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	5,329.384	5.91%	Record
Wells Fargo Bank FBO Smith Animal Clinic P C 1525 West WT Harris Blvd Charlotte, NC 28288-1151	4,791.771	5.31%	Record
U.S. Managed Volatility Fund — Class Y Shares
SEI Asset Allocation Tax-Managed Moderate Strategy Fund ATTN Jack McCue — IMU One Freedom Valley Drive Oaks, PA 19456-9989	2,492,163.099	10.29%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	1,532,471.490	6.33%	Beneficial
Global Managed Volatility Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	143,863,119.043	69.38%	Record
Global Managed Volatility Fund — Class I Shares
Wells Fargo Bank FBO EG Middleton Inc Ret Svgs Pl 1525 West WT Harris Blvd Charlotte, NC 28288-1151	27,185.428	24.17%	Record
Wells Fargo Bank FBO Third Party Verification 401K Pl 1525 West WT Harris Blvd Charlotte, NC 28288-1151	26,926.037	23.94%	Record
Wells Fargo Bank FBO William C Reha MD 401K Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	24,036.467	21.37%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	9,016.450	8.02%	Record
Wells Fargo Bank FBO Capozzi & Assoc PC Ret Svgs Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	7,585.196	6.74%	Record
Wells Fargo Bank FBO Smith Animal Clinic P C 1525 West WT Harris Blvd Charlotte, NC 28288-1151	7,067.854	6.28%	Record
Wells Fargo Bank FBO Mitten and Winters 401K Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	6,191.987	5.51%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Global Managed Volatility Fund — Class Y Shares
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	3,192,227.207	37.23%	Beneficial
SEI Asset Allocation Conservative Strategy Fund ATTN Jack McCue SEI Investment Management Unit One Freedom Valley Dr Oaks, PA 19456-9989	860,627.330	10.04%	Beneficial
SEI Target Date Collective Trust — SEI Target Date 2025 Fund ATTN Casey Anderson One Freedom Valley Dr Oaks, PA 19456-9989	828,660.333	9.66%	Beneficial
SEI Target Date Collective Trust — SEI Target Date 2030 Fund One Freedom Valley Dr Oaks, PA 19456-9989	676,870.936	7.89%	Beneficial
SEI Target Date Collective Trust — SEI Target Date 2035 Fund Portfolio Implement & Trading One Freedom Valley Dr Oaks, PA 19456-9989	620,128.187	7.23%	Beneficial
SEI Target Date Collective Trust — SEI Target Date 2020 Fund Portfolio Implementations & Trading One Freedom Valley Dr Oaks, PA 19456-9989	592,807.546	6.91%	Beneficial
SEI Target Date Collective Trust — SEI Target Date 2040 Fund One Freedom Valley Dr Oaks, PA 19456-9989	444,950.475	5.19%	Beneficial
Tax-Managed Managed Volatility Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	49,398,978.391	75.22%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	8,688,681.299	13.23%	Record
Tax-Managed Managed Volatility Fund — Class Y Shares
SEI Private Trust Company C/O 370 ATTN Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456-9989	21,368.591	93.84%	Record
SEI Corp ATTN: Eileen Bonaduce P.O. Box 1100 Oaks, PA 19456-1100	1,403.509	6.16%	Beneficial
Real Estate Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	8,706,800.961	80.86%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	632,986.311	5.88%	Record
SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Dr Oaks, PA 19456-9989	568,655.913	5.28%	Record
Wells Fargo Bank NA FBO Mitsubishi Motors N A — SIMC PO Box 1533 Minneapolis, MN 55480-1533	560,050.583	5.20%	Record
Real Estate Fund — Class I Shares
Wells Fargo Bank FBO Anthony C Catalano MD 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	9,960.816	24.83%	Record
Wells Fargo Bank FBO EG Middleton Inc Ret Svgs Pl 1525 West WT Harris Blvd Charlotte, NC 28288-1151	5,889.724	14.68%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Wells Fargo Bank FBO William C Reha MD 401K Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	4,694.776	11.70%	Record
Wells Fargo Bank FBO Bernard Gelbard MD PC 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	4,205.346	10.48%	Record
Wells Fargo Bank FBO CCS Stone Inc 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	4,163.413	10.38%	Record
Wells Fargo Bank FBO Mega Construction Company 1525 West WT Harris Blvd Charlotte, NC 28288-1151	2,302.163	5.74%	Record
Wells Fargo Bank FBO R U S K Inc 401K Plan FKA KIM/RAD 1525 West WT Harris Blvd Charlotte, NC 28288-1151	2,030.586	5.06%	Record
Real Estate Fund — Class Y Shares
SEI Asset Allocation Tax-Managed Conservative Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	485,618.905	48.27%	Beneficial
SEI Asset Allocation Tax-Managed Moderate Strategy Fund ATTN Jack McCue — IMU One Freedom Valley Dr Oaks, PA 19456-9989	431,955.237	42.93%	Beneficial
SEI Asset Allocation Tax-Managed Defensive Strategy Fund ATTN Jack McCue SEI Investment Management Unit One Freedom Valley Dr Oaks, PA 19456-9989	88,536.295	8.80%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Enhanced Income Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	18,995,171.045	73.89%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	2,325,477.567	9.05%	Record
Enhanced Income Fund — Class I Shares
Wells Fargo Bank FBO PCH Logistics Inc 1525 West WT Harris Blvd Charlotte, NC 28288-1151	12,767.670	41.05%	Record
Wells Fargo Bank FBO EG Middleton Inc Ret Svgs Pl 1525 West WT Harris Blvd Charlotte, NC 28288-1151	7,322.284	23.54%	Record
Wells Fargo Bank FBO Mitten and Winters 401K Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	6,911.535	22.22%	Record
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	3,889.917	12.51%	Record
Enhanced Income Fund — Class Y Shares
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	1,025,629.529	67.20%	Beneficial
SEI Asset Allocation Conservative Strategy Fund ATTN Jack McCue SEI Investment Management Unit One Freedom Valley Dr Oaks, PA 19456-9989	431,047.114	28.24%	Beneficial
Core Fixed Income Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	137,411,321.481	77.14%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Dr Oaks, PA 19456-9989	10,498,276.961	5.89%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	10,056,202.296	5.65%	Record
Core Fixed Income Fund — Class I Shares
SEI Private Trust Company ATTN Mutual Funds One Freedom Valley Dr Oaks, PA 19456-9989	229,619.302	31.09%	Record
Wells Fargo Bank FBO Azar Eye Clinic Profit Sharing 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	141,110.423	19.11%	Record
Wells Fargo Bank FBO Aresement Redd & Morella LLC PS 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	72,093.415	9.76%	Record
Core Fixed Income Fund — Class Y Shares
Great-West Trust Company LLC TTEE F C/O Fascore LLC FBO Capital Hlth Ret Sav & Invst Pl 8515 E Orchard Rd 2T2 Greenwood Vlg, CO 80111-5002	1,944,007.458	97.40%	Record
U.S. Fixed Income Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	84,572,748.675	79.22%	Record
SEI Private Trust Co C/O Bremer Trust ID 394 ATTN Mutual Funds Administrator One Freedom Valley Dr Oaks, PA 19456-9989	8,311,756.853	7.79%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	7,295,033.508	6.83%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
U.S. Fixed Income Fund — Class Y Shares
SEI Asset Allocation Market Growth Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	2,950,088.228	34.33%	Beneficial
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	2,196,188.681	25.56%	Beneficial
SEI Asset Allocation Core Market Strategy Fund ATTN Jack McCue IMU One Freedom Valley Dr Oaks, PA 19456-9989	2,090,528.577	24.33%	Beneficial
SEI Asset Allocation Conservative Strategy Fund ATTN Jack McCue SEI Investment Management Unit One Freedom Valley Dr Oaks, PA 19456-9989	819,545.195	9.54%	Beneficial
High Yield Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	177,764,656.648	80.45%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	17,148,744.040	7.76%	Record
High Yield Bond Fund — Class I Shares
Wells Fargo Bank FBO Rochester Davis Fetch Co EE Svg 1525 West WT Harris Blvd Charlotte, NC 28288-1151	38,388.170	26.14%	Record
Wells Fargo Bank FBO Kingsmark Private Financial Adv 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	38,270.496	26.06%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Wells Fargo Bank FBO Smith Animal Clinic P C 1525 West WT Harris Blvd Charlotte, NC 28288-1151	28,373.589	19.32%	Record
Wells Fargo Bank FBO Bernard Gelbard MD PC 401K 1525 West WT Harris Blvd Charlotte, NC 28288-1151	8,019.301	5.46%	Record
High Yield Bond Fund — Class Y Shares
SEI Asset Allocation Market Growth Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	3,792,634.050	18.33%	Beneficial
SEI Asset Allocation Aggressive Strategy Fund ATTN Jack McCue IMU One Freedom Valley Dr Oaks, PA 19456-9989	3,093,563.077	14.95%	Beneficial
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue IMU One Freedom Valley Dr Oaks, PA 19456-9989	2,874,173.343	13.89%	Beneficial
SEI Asset Allocation Tax-Managed Moderate Strategy Fund ATTN Jack McCue IMU One Freedom Valley Dr Oaks, PA 19456-9989	2,293,278.804	11.08%	Beneficial
SEI Asset Allocation Tax-Managed Conservative Strategy Fund ATTN Jack McCue IMU One Freedom Valley Dr Oaks, PA 19456-9989	1,928,645.112	9.32%	Beneficial
SEI Asset Allocation Tax-Managed Market Growth Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	1,434,433.593	6.93%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Asset Allocation Core Market Strategy Fund ATTN Jack McCue IMU One Freedom Valley Dr Oaks, PA 19456-9989	1,379,850.626	6.67%	Beneficial
Real Return Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	20,268,976.417	75.89%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	4,053,694.021	15.18%	Record
Real Return Fund — Class Y Shares
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	1,528,411.898	59.41%	Beneficial
SEI Asset Allocation Conservative Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	642,087.434	24.96%	Beneficial
SEI Asset Allocation Defensive Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	214,053.427	8.32%	Beneficial
Multi-Strategy Alternative Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	45,128,107.772	81.59%	Record
SEI Private Trust Company C/O ID 370 Attention Mutual Fund Admin One Freedom Valley Dr Oaks, PA 19456-9989	4,985,217.385	9.01%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Multi-Strategy Alternative Fund — Class Y Shares
SEI Corp ATN: Eileen Bonaduce P.O. Box 1100 Oaks, PA 19456-1100	2,006.018	100.00%	Beneficial
Long/Short Alternative Fund — Class A Shares
SEI Corp ATN: Eileen Bonaduce P.O. Box 1100 Oaks, PA 19456-1100	1,978.504	100.00%	Beneficial
Long/Short Alternative Fund — Class Y Shares
US Bank NA FBO SEI Institutional Managed Trust ATTN Derek RosenBauer 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	4,257,579.524	100.00%	Record
Dynamic Asset Allocation Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	34,145,634.014	85.98%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	2,587,469.083	6.52%	Record
Dynamic Asset Allocation Fund — Class Y Shares
SEI Asset Allocation Aggressive Strategy Fund ATTN Jack McCue — IMU One Freedom Valley Dr Oaks, PA 19456-9989	2,367,241.969	45.07%	Beneficial
SEI Asset Allocation Market Growth Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	2,180,492.295	41.51%	Beneficial
SEI Asset Allocation Core Market Strategy Fund ATTN Jack McCue — IMU One Freedom Valley Dr Oaks, PA 19456-9989	580,206.578	11.05%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Multi-Asset Accumulation Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	162,822,441.318	85.87%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	12,697,509.564	6.70%	Record
Multi-Asset Accumulation Fund — Class Y Shares
SEI Asset Allocation Market Growth Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	7,028,405.485	33.46%	Beneficial
SEI Asset Allocation Aggressive Strategy Fund ATTN Jack McCue — IMU One Freedom Valley Dr Oaks, PA 19456-9989	5,709,345.545	27.18%	Beneficial
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	2,601,849.454	12.39%	Beneficial
SEI Asset Allocation Core Market Strategy Fund ATTN Jack McCue — IMU One Freedom Valley Dr Oaks, PA 19456-9989	2,236,721.794	10.65%	Beneficial
Multi-Asset Income Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	44,715,986.457	75.84%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	5,767,451.800	9.78%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Multi-Asset Income Fund — Class Y Shares
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	1,208,288.711	37.93%	Beneficial
SEI Asset Allocation Conservative Strategy Fund ATTN Jack McCue SEI Investment Management Unit One Freedom Valley Dr Oaks, PA 19456-9989	712,102.198	22.35%	Beneficial
SEI Asset Allocation Market Growth Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	646,641.835	20.30%	Beneficial
SEI Asset Allocation Core Market Strategy Fund ATTN Jack McCue — IMU One Freedom Valley Dr Oaks, PA 19456-9989	310,551.917	9.75%	Beneficial
SEI Asset Allocation Defensive Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	169,365.437	5.32%	Beneficial
Multi-Asset Inflation Managed Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	87,537,281.381	81.89%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	9,071,621.890	8.49%	Record
Multi-Asset Inflation Managed Fund — Class Y Shares
SEI Asset Allocation Market Growth Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	3,861,089.646	40.65%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	2,878,268.893	30.31%	Beneficial
SEI Asset Allocation Core Market Strategy Fund ATTN Jack McCue — IMU One Freedom Valley Dr Oaks, PA 19456-9989	1,232,729.517	12.98%	Beneficial
SEI Asset Allocation Conservative Strategy Fund ATTN Jack McCue SEI Investment Management Unit One Freedom Valley Dr Oaks, PA 19456-9989	967,895.564	10.19%	Beneficial
Multi-Asset Capital Stability Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	41,067,492.864	72.91%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	10,376,079.233	18.42%	Record
Multi-Asset Capital Stability Fund — Class Y Shares
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Dr Oaks, PA 19456-9989	2,501,732.338	49.87%	Beneficial
SEI Asset Allocation Conservative Strategy Fund ATTN Jack McCue SEI Investment Management Unit One Freedom Valley Dr Oaks, PA 19456-9989	1,576,431.710	31.43%	Beneficial
SEI Asset Allocation Defensive Strategy Fund One Freedom Valley Dr Oaks, PA 19456-9989	699,465.920	13.94%	Beneficial

SIT

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
International Equity Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	236,920,948.792	84.01%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	17,752,021.540	6.29%	Record
International Equity Fund — Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	225,464.614	46.27%	Record
Wells Fargo Bank FBO Rochester Davis Fetch CO EE SVG 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	25,626.420	5.26%	Record
Wells Fargo Bank FBO YARLAS KAPLAN SANTILLI & MORAN 401K 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	25,073.719	5.15%	Record
International Equity Fund — Class Y Shares
SEI Asset Allocation Trust Aggressive Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	4,659,806.773	33.08%	Beneficial
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	3,929,818.533	27.90%	Beneficial
SEI Asset Allocation Trust Tax-Managed Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	2,108,507.571	14.97%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Asset Allocation Trust Tax-Managed Aggressive Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	984,794.671	6.99%	Beneficial
SEI Asset Allocation Trust Core Market Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	916,087.616	6.50%	Beneficial
SEI Asset Allocation Trust Tax-Managed Moderate Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	843,673.477	5.99%	Beneficial
International Fixed Income Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	38,323,624.264	81.37%	Record
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	2,707,255.425	5.75%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,501,661.860	5.31%	Record
Emerging Markets Equity Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	128,815,445.470	79.02%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	10,111,162.659	6.20%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Emerging Markets Equity Fund — Class Y Shares
SEI Asset Allocation Trust Aggressive Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	2,171,093.310	43.02%	Beneficial
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	1,927,127.699	38.18%	Beneficial
SEI Asset Allocation Trust Core Market Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	370,372.312	7.34%	Beneficial
SEI Asset Allocation Trust Tax-Managed Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	281,661.269	5.58%	Beneficial
Emerging Markets Debt Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	116,866,962.789	81.46%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	11,603,352.094	8.09%	Record
Emerging Markets Debt Fund — Class Y Shares
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	2,658,256.768	29.56%	Beneficial
SEI Asset Allocation Trust Aggressive Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	2,468,619.734	27.45%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Asset Allocation Trust Moderate Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	1,123,848.882	12.50%	Beneficial
SEI Asset Allocation Trust Core Market Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	846,673.565	9.41%	Beneficial
SEI Asset Allocation Trust Tax-Managed Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	557,987.670	6.20%	Beneficial
Wells Fargo Bank FBO SEI Capital Accumulation Plan 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	524,209.196	5.83%	Record

SIIT

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Large Cap Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	39,448,271.480	40.77%	Record
SEI Core Strategies Collective Trust — SEI Large Cap Fund Portfolio Implementations & Trading One Freedom Valley Dr Oaks, PA 19456-9989	7,986,568.412	8.25%	Beneficial
Mac & Co ATTN Mutual Fund OPS PO Box 3198 Pittsburgh, PA 15230-3198	6,235,317.140	6.44%	Record
Mac & Co ATTN Mutual Fund Ops PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	5,684,927.208	5.88%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Large Cap Diversified Alpha Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	2,760,696.729	67.49%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	1,307,453.226	31.96%	Record
Large Cap Disciplined Equity Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	190,499,595.066	69.54%	Record
Large Cap Index Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	6,395,077.108	58.35%	Record
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group ATTN Ray Branscome 899 Cassatt Rd Ste 210 Berwyn, PA 19312-1190	1,545,391.985	14.10%	Record
Northern Trust Company Trustee FBO Spectra Energy Corporation 801 S Canal St Chicago, IL 60607-4715	655,241.816	5.98%	Record
Mac & Co ATTN Mutual Fund Operations PO Box 3198 Pittsburgh, PA 15230-3198	613,192.373	5.59%	Record
S&P 500 Index Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	138,689,493.555	50.45%	Record
Northern Trust Company Custodian FBO ECO Labs PO Box 92956 Chicago, IL 60675-2956	59,983,002.060	21.82%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Extended Market Index Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	35,179,588.114	66.38%	Record
Small Cap Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	9,140,397.579	27.83%	Record
Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	4,456,651.035	13.57%	Record
SEI Core Strategies Collective Trust — SEI Small Cap Fund One Freedom Valley Dr Oaks, PA 19456-9989	4,246,942.765	12.93%	Beneficial
Northern Trust As Trustee FBO Lafarge North America Inc 801 S Canal St Chicago, Il 60675-0001	2,519,138.223	7.67%	Record
Mac & Co ATTN Mutual Fund Ops PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	2,252,898.885	6.86%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	1,807,230.342	5.50%	Record
Small Cap II Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	13,756,946.352	48.42%	Record
Ardagh Glass Inc Retirement Income Plan Trust 1509 S Macedonia Ave Muncie, In 47302-3664	4,631,366.379	16.30%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group ATTN Ray Branscome 899 Cassatt Rd Ste 210 Berwyn, PA 19312-1190	3,566,005.231	12.55%	Record
Small/Mid Cap Equity Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	74,166,360.340	60.37%	Record
Northern Trust As Trustee FBO ECOLAB Pension Plan PO Box 92956 Chicago, IL 60675-2994	13,527,417.701	11.01%	Record
U.S. Managed Volatility Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	62,704,145.540	58.61%	Record
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group ATTN Ray Branscome 899 Cassatt Rd Ste 210 Berwyn, PA 19312-1190	15,096,462.402	14.11%	Record
Northern Trust FBO Harnischfeger Master Retirement 50 S LaSalle Chicago, IL 60675-0001	7,865,401.455	7.35%	Record
World Equity Ex-US Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	319,971,308.356	52.93%	Record
Screened World Equity Ex-US Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	5,835,047.860	65.30%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	3,100,715.664	34.70%	Record
Emerging Markets Equity Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	54,231,253.030	67.67%	Record
Opportunistic Income Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	186,964,352.349	69.75%	Record
Core Fixed Income Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	299,977,174.056	59.83%	Record
Northern Trust As Trustee FBO ECOLAB Pension Plan PO Box 92956 Chicago, IL 60675-2994	32,716,011.051	6.53%	Record
High Yield Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	158,382,869.370	60.41%	Record
Long Duration Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	208,341,290.699	61.36%	Record
Northern Trust As Trustee FBO Lafarge North America Inc 801 S Canal St Chicago, Il 60675-0001	28,310,428.337	8.34%	Record
Northern Trust As Trustee FBO Mallinckrodt PO 92956 Chicago, Il 60675-2956	17,745,131.907	5.23%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Long Duration Credit Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	110,837,403.187	35.25%	Record
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group ATTN Ray Branscome 899 Cassatt Rd Ste 210 Berwyn, PA 19312-1190	63,564,517.886	20.22%	Record
Ardagh Glass Inc Retirement Income Plan Trust-LDI Funds 1509 S Macedonia Ave Muncie, In 47302-3664	26,002,078.281	8.27%	Record
US Bank NA FBO Major League Baseball Moderate LDI MPP Plan 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	22,630,902.363	7.20%	Record
Wells Fargo Bank NA FBO Mitsubishi Motors N A — SIMC PO Box 1533 Minneapolis, MN 55480-1533	19,719,209.464	6.27%	Record
Wells Fargo Bank NA FBO The Brink's CO Pension-Ret Plan PO Box 1533 Minneapolis, MN 55480-1533	18,401,731.902	5.85%	Record
Ultra Short Duration Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	49,870,437.864	77.64%	Record
Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	7,213,131.576	11.23%	Record
Emerging Markets Debt Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	122,205,471.251	62.54%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Real Return Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	10,313,773.966	67.12%	Record
ATTN Jennifer Chase NFS LLC FEBO FMTC As TTEE For Duke Energy Duke Retirement Fund 2020 1 Spartan Way Merrimack, NH 03054-4300	1,331,903.192	8.67%
ATTN Jennifer Chase NFS LLC FEBO FMTC Retirement For Duke Energy Duke Retirement Fund 2025 1 Spartan Way Merrimack, NH 03054-4300	856,775.585	5.58%	Record
ATTN Jennifer Chase NFS LLC FEBO FMTC As TTEE For Duke Energy Duke Retirement Fund 2015 1 Spartan Way Merrimack, NH 03054-4300	778,293.032	5.07%	Record
Limited Duration Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	70,773,207.322	77.11%	Record
Dynamic Asset Allocation Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	75,374,106.765	64.75%	Record
Multi-Asset Real Return Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	53,194,589.844	60.66%	Record
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	5,057,394.583	5.77%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Intermediate Duration Credit Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456-9989	78,068,856.654	48.57%	Record
Northern Trust Company Trustee FBO Spectra Energy Corporation 801 S Canal St Chicago, IL 60607-4715	22,400,253.087	13.93%	Record
Ardagh Glass Inc Retirement Income Plan Trust-LDI Funds 1509 S Macedonia Ave Muncie, In 47302-3664	12,269,231.892	7.63%	Record
Wells Fargo Bank NA FBO The Brink's CO Pension-Ret Plan PO Box 1533 Minneapolis, MN 55480-1533	11,160,385.529	6.94%	Record

STET

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Intermediate-Term Municipal — Class Y Shares
SEI Private Trust Company C/O 370 Attn Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	104,933.360	98.39%	Record
Short Duration Municipal Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	107,577,397.219	76.21%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	22,519,314.360	15.95%	Record
Short Duration Municipal Fund — Class Y Shares
SEI Private Trust Company C/O 370 Attn Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	52,144.291	96.32%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
California Municipal Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	20,965,496.533	82.60%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,984,426.792	11.76%	Record
Massachusetts Municipal Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,481,235.434	84.13%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	483,617.463	9.08%	Record
New Jersey Municipal Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	9,002,653.524	89.99%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	711,059.766	7.11%	Record
New York Municipal Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	13,218,105.889	87.04%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,416,276.175	9.33%	Record
Pennsylvania Municipal Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	7,902,691.752	70.51%	Record
SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	1,236,313.541	11.03%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	955,506.799	8.53%	Record
Tax-Advantaged Income Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	78,943,856.247	79.09%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	12,479,461.780	12.50%	Record
Tax-Advantaged Income Fund — Class Y Shares
SEI Private Trust Company C/O 370 Attn Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	943,813.081	93.87%	Record
SEI Private Trust Company C/O 370 Attn Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	59,635.741	5.93%	Record
Institutional Tax Free Fund — Class A Shares
SEI Private Trust Company Attn April Johnson/Maureen Burns One Freedom Valley Drive Oaks, PA 19456-9989	257,145,586.310	22.13%	Record
SEI Private Trust Company Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	134,564,194.020	11.58%	Record
SEI Private Trust Company C/O City National Bank ID 541 Attn Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	112,536,166.380	9.68%	Record
Midhill C/O Hilltop National Bank Attn Richard Rogers P.O. Box 2680 Casper Way 82602-2680	87,034,749.490	7.49%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Westwood Trust Attn Operations 200 Crescent Court Ste 1200 Dallas, TX 75201-1855	76,062,723.640	6.54%	Record
SEI Private Trust Company Attn Ian Weiss One Freedom Valley Drive Oaks, PA 19456-9989	59,323,252.780	5.10%	Record
Tax Free Fund — Class A Shares
SEI Private Trust Company C/O SEI Corporation P.O. Box 1100 Oaks, PA 19456-1100	754,094,650.740	76.86%	Record
SEI Private Trust Company C/O Kanaly Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	117,264,922.140	11.95%	Record
SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	57,883,395.890	5.90%	Record
Intermediate Term Municipal Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	101,818,379.438	78.92%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	11,498,558.745	8.91%	Record

SDIT

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Money Market Fund — Class A Shares
SEI Private Trust Company ATTN: Jackie Esposito One Freedom Valley Drive Oaks, PA 19456-9989	55,570,198.750	21.66%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Investment Inc 3519 Silverside Rd Ridgely Bldg 101C Wilmington De 19810-4909	52,177,207.360	20.34%	Beneficial
SEI Private Trust Company ATTN: Ian Weiss One Freedom Valley Drive Oaks, PA 19456-9989	34,058,006.960	13.27%	Record
SEI Private Trust Company C/O Evercore ID 573 ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	21,705,547.910	8.46%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	17,340,473.980	6.76%	Record
SEI Private Trust Company Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	17,339,336.250	6.76%	Record
Torrington Savings Bank Attn; Miles C. Borzilleri PO Box 478 Torrington Ct 06790-0478	13,910,721.960	5.42%	Record
Prime Obligation Fund — Class A Shares
Band And Co C/O Of US Bank PO Box 1787 Milwaukee, WI 53201-1787	2,216,561,610.960	32.61%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,932,693,263.592	28.43%	Record
SEI Institutional Managed Trust Multi Asset Accumulation Fund ATTN Phil Benincasa AQR Capital 2 Greenwich Plz Fl 3 Greenwich Ct 06830-6353	650,243,729.150	9.57%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Prime Obligation Fund — Class H Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	36,516,627.350	99.48%	Record
Government Fund — Class A Shares
Band And Co C/O Of US Bank PO Box 1787 Milwaukee, WI 53201-1787	769,255,090.040	39.13%	Record
SEI Trust C/O Chevy Chase Trust One Freedom Valley Drive Oaks, PA 19456-9989	451,336,246.730	22.96%	Record
Westwood Trust ATTN: Operations 200 Crescent Court Ste 1200 Dallas, Tx 75201-1855	207,185,644.730	10.54%	Record
Union Bank TR Nominee FBO Cash Management Sweeps 530 B Street — Ste 203 San Diego, CA 92101-4498	98,277,456.230	5.00%	Record
Government II Fund — Class A Shares
Naidot & Co C/O Bessemer Trust Company ATTN: Peter Scully 630 Fifth Avenue 38th Floor New York, NY 10111-0100	299,877,482.940	29.01%	Record
SEI Private Trust Company C/O Dorsey & Whitney National Bank Attn Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	230,788,469.970	22.33%	Record
Gilmac/ C/O Charter Trust 90 North Main Street Concord, NH 03301-4915	97,112,123.910	9.39%	Record
SEI Private Trust Company Attn: Ian Weiss One Freedom Valley Drive Oaks, PA 19456-9989	93,066,334.750	9.00%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Private Trust Company Attn: April Johnson/Maureen Burns One Freedom Valley Drive Oaks, PA 19456-9989	88,111,619.990	8.52%	Record
SEI Trust C/O Chevy Chase Trust One Freedom Valley Drive Oaks, PA 19456-9989	73,485,138.920	7.11%	Record
Treasury Fund — Class A Shares
SEI Private Trust Company C/O Washington Trust Bank One Freedom Valley Drive Oaks, PA 19456-9989	75,538,651.490	36.19%	Record
SEI Trust C/O Chevy Chase Trust One Freedom Valley Drive Oaks, PA 19456-9989	33,610,613.350	16.10%	Record
SEI Private Trust Company C/O The People's Bank One Freedom Valley Drive Oaks, PA 19456-9989	19,320,985.670	9.26%	Record
SEI Private Trust Company Attn: Ian Weiss One Freedom Valley Drive Oaks, PA 19456-9989	17,565,901.650	8.42%	Record
UVEST Financial Services Pegasus Bank PO Box 7908 Dallas, Tx 75209-0908	10,954,536.300	5.25%	Record
Treasury II Fund — Class A Shares
Muir & Co C/O Frost Bank ATTN: Julia Warden PO Box 2950 San Antonio, TX 78299-2950	189,985,860.950	28.07%	Record
SEI Private Trust Company FBO 601 Banks Attn: Eileen Carlucci One Freedom Valley Drive Oaks, PA 19456-9989	165,792,543.360	24.50%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	124,137,714.310	18.34%	Record
Union Community Bank ATTN William J McLaughlin PO Box 486 Marietta PA 17547-0486	38,936,475.320	5.75%	Record
SEI Private Trust Company Attn: Ian Weiss One Freedom Valley Drive Oaks, PA 19456-9989	38,010,514.480	5.62%	Record
Ultra Short Duration Bond Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	20,060,027.527	74.53%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,696,742.277	10.02%	Record
Ultra Short Duration Bond Fund — Class Y Shares
SEI Asset Allocation Conservative Strategy Fund ATTN Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	573,051.561	77.57%	Beneficial
SEI Asset Allocation Defensive Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	114,499.040	15.50%	Beneficial
SEI Insurance Products Trust VP Conservative Strategy Fund ATTN Stephen G MacRae One Freedom Valley Drive Oaks, PA 19456-9989	47,025.230	6.37%	Beneficial
Short-Duration Government Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	49,911,706.264	66.79%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	10,532,540.140	14.09%	Record
ATTN Mutual Fund Operations MAC & CO A/C SPNF6001632 525 William Penn Place P O Box 3198 Pittsburgh, PA 15230-3198	5,192,449.520	6.95%	Record
Short-Duration Government Fund — Class Y Shares
SEI Asset Allocation Moderate Strategy Fund ATTN Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	1,935,532.975	27.82%	Beneficial
SEI Asset Allocation Conservative Strategy Fund ATTN Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	1,321,402.112	18.99%	Beneficial
SEI Asset Allocation Defensive Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	880,700.274	12.66%	Beneficial
SEI Target Date Collective Trust — SEI Target Date 2020 Fund Portfolio Implementations & Trading 1 Freedom Valley Drive Oaks, PA 19456-9989	807,964.794	11.61%	Beneficial
SEI Target Date Collective Trust — SEI Target Date 2025 Fund ATTN Casey Anderson 1 Freedom Valley Drive Oaks, PA 19456-9989	641,111.584	9.21%	Beneficial
SEI Target Date Collective Trust — SEI Target Date 2015 Fund 1 Freedom Valley Drive Oaks, PA 19456-9989	568,571.437	8.17%	Beneficial

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Intermediate-Duration Government Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	657,432.139	57.65%	Record
NFS LLC FEBO Hilltop Natl Bank DBA Midhill PO Box 2680 Casper, WY 82602-2680	130,028.392	11.40%	Record
Pershing Division of DLJ ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	57,260.967	5.02%	Record
GNMA Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,127,409.874	62.56%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	654,161.214	6.68%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	589,740.716	6.02%	Record
SEI Private Trust Company C/O Dubuque Bank & Trust Co One Freedom Valley Drive Oaks, PA 19456-9989	554,361.367	5.66%	Record

SAAT

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Defensive Strategy Fund — Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,609,385.644	79.64%	Record
Defensive Strategy Fund — Class I Shares
Wells Fargo Bank FBO Hareline Dubbin Inc. 401(k) 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	97,242.916	25.83%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Wells Fargo Bank FBO Anthony C. Catalano, M.D. 401(k) 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151 Wells Fargo Bank FBO	66,245.895	17.60%	Record
Wells Fargo Bank FBO CCS Stone Inc. 401(k) 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	51,015.926	13.55%	Record
Wells Fargo Bank FBO Corrigan Wickman Advisory 401(k) Plan 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	29,199.589	7.76%	Record
Wells Fargo Bank FBO Elkem Metals Inc. RET SVGS 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	24,516.516	6.51%	Record
Wells Fargo Bank FBO Nice Electric Company 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	20,611.782	5.48%	Record
Defensive Strategy Allocation Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	509,923.807	87.08%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	38,908.243	6.64%	Record
Conservative Strategy Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,627,949.684	70.07%	Record
Wells Fargo Bank FBO OMNIBUS ACCT FOR VARIOUS RET PLANS 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	1,058,703.301	11.19%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Conservative Strategy Fund — Class I Shares
Wells Fargo Bank FBO Space Coast Pathologists PSP & TR 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	121,959.228	29.88%	Record
Wells Fargo Bank FBO Mitten and Winters 401(k) Plan 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	66,585.039	16.31%	Record
Wells Fargo Bank FBO AZAR Eye Clinic Profit Sharing 401(k) 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	55,309.273	13.55%	Record
Wells Fargo Bank FBO Eye Fashions Inc. Retirement Plan 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	45,582.430	11.17%	Record
Wells Fargo Bank FBO Keener Sand & Clay Co. Retirement PL 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	25,432.209	6.23%	Record
Conservative Strategy Fund — Class D Shares
SEI Private Trust Company c/o The Peoples Bank One Freedom Valley Drive Oaks, PA 19456-9989	316,378.563	67.16%	Record
Wells Fargo FBO MARINE SYSTEMS CORPORATION 401K PL 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	52,933.041	11.24%	Record
THE HERITAGE AUTOMOTIVE GRP 401KPSP 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	47,480.537	10.08%	Record
PHOENIX MECHANICAL CONTRACTING 401K 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	39,724.753	8.43%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Conservative Strategy Allocation Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,236,755.631	76.17%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	339,352.707	11.56%	Record
UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER	247,033.069	8.41%	Record
Moderate Strategy Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	17,484,988.523	81.59%	Record
Moderate Strategy Fund — Class I
Wells Fargo Bank FBO Hareline Dubbin Inc. 401(k) 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	58,124.093	10.29%	Record
Wells Fargo Bank FBO CCS Stone Inc. 401(k) 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	53,894.725	9.54%	Record
Wells Fargo Bank FBO Mitten and Winters 401(k) Plan 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	49,218.382	8.72%	Record
Wells Fargo Bank FBO Bernard Gelbard MD PC 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	39,217.782	6.94%	Record
Wells Fargo Bank FBO Can Lines Inc 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	33,297.652	5.90%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Moderate Strategy Fund — Class D Shares
SEI Private Trust Company c/o The Peoples Bank One Freedom Valley Drive Oaks, PA 19456-9989	156,480.144	57.05%	Record
Wells Fargo Bank FBO Phoenix Mechanical Contracting 401(k) 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	57,990.130	21.14%	Record
Wells Fargo Bank FBO The Heritage Automotive Group 401(k) Profit Sharing Plan 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	26,162.739	9.54%	Record
Wells Fargo Bank FBO Marine Systems Corporation 401(k) PL 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	19,206.783	7.00%	Record
Moderate Strategy Allocation Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,641,969.765	76.61%	Record
First Clearing LLC Special Custody Acct FBO Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	371,422.744	7.81%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	250,762.486	5.28%	Record
Aggressive Strategy Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	10,426,996.914	55.09%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Aggressive Strategy Fund — Class I Shares
Wells Fargo Bank FBO Space Coast Pathologists PSP & TR 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	220,223.001	10.15%	Record
Wells Fargo Bank FBO Mahoney Sabol & Co. 401(k) 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	186,435.293	8.59%	Record
Wells Fargo Bank FBO Shanon Richens MD 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	134,034.758	6.18%	Record
Wells Fargo Bank FBO Nice Electric Company 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	121,109.979	5.58%	Record
Wells Fargo Bank FBO CCS Stone Inc. 401(k) 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	112,920.585	5.20%	Record
Aggressive Strategy Fund — Class D Shares
Wells Fargo Bank FBO The Heritage Automotive Group 401(k) Profit Sharing Plan 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	556,452.164	50.81%	Record
Wells Fargo Bank FBO Phoenix Mechanical Contracting 401(k) 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	252,526.841	23.06%	Record
Wells Fargo Bank FBO Marine Systems Corporation 401(k) PL 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	106,573.156	9.73%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Private Trust Company c/o The Peoples Bank One Freedom Valley Drive Oaks, PA 19456-9989	88,683.844	8.10%	Record
Tax-Managed Aggressive Strategy Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,956,043.290	87.22%	Record
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	254,072.715	7.50%	Record
Core Market Strategy Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	7,344,771.655	74.95%	Record
SEI Private Trust Company c/o Kanaly Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,373,631.691	14.02%	Record
Core Market Strategy Fund — Class I Shares
Wells Fargo Bank FBO Byrom-Davey Inc. 401(k) Plan 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	48,770.686	98.39%	Record
Core Market Strategy Allocation Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,515,545.806	94.48%	Record
Market Growth Strategy Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	21,919,949.236	77.79%	Record
Market Growth Strategy Fund — Class I Shares
Wells Fargo Bank FBO Can Lines Inc. 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	86,077.400	9.71%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Wells Fargo Bank FBO Langhorne Carpet Company 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	78,180.871	8.82%	Record
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401(k) 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	63,531.674	7.16%	Record
Wells Fargo Bank FBO Bernard Gelbard MD PC 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	61,126.511	6.89%	Record
Wells Fargo Bank FBO Rusk, Inc. 401(k) Plan FKA KIM/RAD 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	58,087.277	6.55%	Record
Wells Fargo Bank FBO Mitten and Winters 401(k) 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	55,423.065	6.25%	Record
Wells Fargo Bank FBO INSURANCE MGNT ASSOCIATES 401K 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	54,849.288	6.19%	Record
Wells Fargo FBO TRIAD COMMERCIAL PROPERTIES LLC 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	53,723.397	6.06%	Record
Wells Fargo FBO EYE FASHIONS INC RETIREMENT PLAN 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	44,487.354	5.02%	Record
Market Growth Strategy Fund — Class D Shares
The Heritage Automotive Group 401(k) Profit Sharing Plan 1525 W. WT Harris Blvd. Charlotte, NC 28288-1151	224,010.411	42.65%	Record

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Wells Fargo Bank FBO Phoenix Mechanical Contracting 401(k) 1525 W. WT Harris Blvd. #1151 Charlotte, NC 28288-1151	86,743.242	16.52%	Record
SEI Private Trust Company c/o The Peoples Bank One Freedom Valley Drive Oaks, PA 19456-9989	74,660.759	14.22%	Record
Wells Fargo Bank FBO Marine Systems Corporation 401(k) PL 1525 W. WT Harris Blvd Charlotte, NC 28288-1151	51,401.054	9.79%	Record
Market Growth Strategy Allocation Fund — Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,050,087.673	90.38%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	341,076.140	5.10%	Record

PROXY CARD

SEI INSTITUTIONAL MANAGED TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	03) George J. Sullivan, Jr.	05) James M. Williams	07) Hubert L. Harris, Jr.
02) William M. Doran	04) Nina Lesavoy	06) Mitchell A. Johnson	08) Susan C. Cote

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Proposal 2:	To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SEI INSTITUTIONAL MANAGED TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – January 15, 2016

The undersigned shareholder of the Funds of SEI Institutional Managed Trust, hereby appoints Timothy D. Barto, Esq., Aaron C. Buser, Esq., and David F. McCann, Esq., and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIMT standing in the name of the undersigned at the close of business on October 16, 2015, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on January 15, 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI INSTITUTIONAL INTERNATIONAL TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	03) George J. Sullivan, Jr.	05) James M. Williams	07) Hubert L. Harris, Jr.
02) William M. Doran	04) Nina Lesavoy	06) Mitchell A. Johnson	08) Susan C. Cote

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Proposal 2:	To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SEI INSTITUTIONAL INTERNATIONAL TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – January 15, 2016

The undersigned shareholder of the Funds of SEI Institutional International Trust, hereby appoints Timothy D. Barto, Esq., Aaron C. Buser, Esq., and David F. McCann, Esq., and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIT standing in the name of the undersigned at the close of business on October 16, 2015, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on January 15, 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI INSTITUTIONAL INVESTMENTS TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	03) George J. Sullivan, Jr.	05) James M. Williams	07) Hubert L. Harris, Jr.
02) William M. Doran	04) Nina Lesavoy	06) Mitchell A. Johnson	08) Susan C. Cote

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposals listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SEI INSTITUTIONAL INVESTMENTS TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – January 15, 2016

The undersigned shareholder of the Funds of SEI Institutional Investments Trust, hereby appoints Timothy D. Barto, Esq., Aaron C. Buser, Esq., and David F. McCann, Esq., and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIIT standing in the name of the undersigned at the close of business on October 16, 2015, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on January 15, 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI TAX EXEMPT TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	03) George J. Sullivan, Jr.	05) James M. Williams	07) Hubert L. Harris, Jr.
02) William M. Doran	04) Nina Lesavoy	06) Mitchell A. Johnson	08) Susan C. Cote

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Proposal 2:	To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SEI TAX EXEMPT TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – January 15, 2016

The undersigned shareholder of the Funds of SEI Tax Exempt Trust, hereby appoints Timothy D. Barto, Esq., Aaron C. Buser, Esq., and David F. McCann, Esq., and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of STET standing in the name of the undersigned at the close of business on October 16, 2015, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on January 15, 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI DAILY INCOME TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal 1:	To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	03) George J. Sullivan, Jr.	05) James M. Williams	07) Hubert L. Harris, Jr.
02) William M. Doran	04) Nina Lesavoy	06) Mitchell A. Johnson	08) Susan C. Cote

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Proposal 2:	To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SEI DAILY INCOME TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – January 15, 2016

The undersigned shareholder of the Funds of SEI Daily Income Trust, hereby appoints Timothy D. Barto, Esq., Aaron C. Buser, Esq., and David F. McCann, Esq., and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SDIT standing in the name of the undersigned at the close of business on October 16, 2015, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on January 15, 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI ASSET ALLOCATION TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Nominees:

01) Robert A. Nesher	03) George J. Sullivan, Jr.	05) James M. Williams	07) Hubert L. Harris, Jr.
02) William M. Doran	04) Nina Lesavoy	06) Mitchell A. Johnson	08) Susan C. Cote

☐	FOR ALL	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SEI ASSET ALLOCATION TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – January 15, 2016

The undersigned shareholder of the Funds of SEI Asset Allocation Trust, hereby appoints Timothy D. Barto, Esq., Aaron C. Buser, Esq., and David F. McCann, Esq., and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SAAT standing in the name of the undersigned at the close of business on October 16, 2015, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on January 15, 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.